               As filed with the Securities and Exchange Commission on
                                     December 9, 1999

                                                          Registration Nos. 33-
                                                                           811-

                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                        _____________________________________


                                      FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [x]

    Pre-Effective Amendment No.                                              [ ]

    Post-Effective Amendment No.                                             [ ]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY                          [x]
ACT OF 1940

    Amendment No.                                                            [ ]

                        (Check appropriate box or boxes)



                             Fixed Income SHares
             (Exact name of registrant as specified in charter)

             c/o PIMCO Advisory Services, 1345 Avenue of the Americas,
                            New York, New York  10105
                   (Address of principal executive offices)

              Registrant's Telephone Number, including Area Code
                               (212) 739-3502

                        _____________________________________

                                 Stephen J. Treadway
                            PIMCO Funds Distributors LLC
                              2187 Atlantic Street
                            Stamford, Connecticut  06902
                       (Name and address of agent for service)

                        _____________________________________

                                        Copy to:
                            J. B. Kittredge, Jr., Esquire
                                     ROPES & GRAY
                              One International Place
                            Boston, Massachusetts 02110

                        _____________________________________

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

                        _____________________________________


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall hereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.





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                    FIXED INCOME SHARES ("FISH") PROSPECTUS
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FISH: SERIES C ("SERIES C PORTFOLIO") AND SERIES M ("SERIES M PORTFOLIO")
__________ __, 2000

This Prospectus explains what you should know about each Portfolio before you invest. Please read it carefully.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FISH PORTFOLIOS PAY NO FEES TO PIMCO ADVISORY SERVICES ("PAS"), PIMCO ADVISORS OR TO ANY OF THEIR OTHER SERVICE PROVIDERS, AND PAS HAS AGREED TO PAY ALL EXPENSES OF THE PORTFOLIOS INDEFINITELY. SHARES OF THE PORTFOLIOS ARE AVAILABLE ONLY TO REGISTERED INVESTMENT ADVISORS ("RIAS") WHO ARE APPROVED BY PAS AND HAVE SEPARATELY AGREED TO PAY A FEE TO PAS. AS A RESULT, CLIENTS INVESTING IN THE PORTFOLIOS PAY NO ADDITIONAL COSTS OR EXPENSES.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

RISK/RETURN SUMMARY
The following summaries identify the investment objective, principal investments and strategies, principal risks, performance information and fees and expenses of each Portfolio. A more detailed "Summary of Principal Risks" describing principal risks of investing in a Portfolio begins on p. 4.

It is possible to lose money on investments in a Portfolio. An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.


1


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                                  FISH: SERIES C
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PRINCIPAL INVESTMENTS AND STRATEGIES

INVESTMENT OBJECTIVE
Seeks maximum total return, consistent with preservation of capital and prudent investment management

PORTFOLIO FOCUS
Intermediate maturity fixed income securities

CREDIT QUALITY
B to Aaa; maximum 20% below Baa

AVERAGE PORTFOLIO DURATION
3-6 years

DIVIDEND FREQUENCY
Declared daily and distributed monthly

FISH: Series C seeks to achieve its investment objective by investing in a portfolio of U.S. and foreign fixed income instruments of the following types:

o corporate debt securities, including convertible securities and corporate commercial paper;

o inflation-indexed bonds issued by corporations;

o structured notes, including hybrid or "indexed" securities, catastrophe bonds and loan participations;

o delayed funding loans and revolving credit facilities;

o bank certificates of deposit, fixed time deposits and bankers' acceptances;

o repurchase agreements and reverse repurchase agreements;

o debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

o obligations of foreign governments and their subdivisions, agencies and instrumentalities; and

o obligations of international agencies or supranational entities.

The Portfolio may invest up to 20% of its assets in high yield securities ("junk bonds") rated B or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Portfolio's investment adviser or sub-adviser to be of comparable quality. The Portfolio may invest up to 25% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest in instruments of any maturity, and the average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on the adviser's or sub-adviser's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. Rather than investing directly in the securities in which it primarily invests, the Portfolio may use other investment techniques to gain exposure to market movements related to such securities, such as entering into a series of contracts to buy or sell such securities. The "total return" sought by the Portfolio consists of income earned on its investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS
Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

o Interest Rate Risk
o Credit Risk
o Market Risk
o Foreign Investment Risk
o Derivatives Risk
o Liquidity Risk
o Management Risk
o Concentration Risk
o Currency Risk
o Leveraging Risk
o Issuer Risk

Please see "Summary of Principal Risks" for a description of these and other principal risks of investing the Portfolio.

PERFORMANCE INFORMATION
No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.


2


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                                FISH: SERIES M
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PRINCIPAL INVESTMENTS AND STRATEGIES

INVESTMENT OBJECTIVE
Seeks maximum total return, consistent with preservation of capital and prudent investment management

PORTFOLIO FOCUS
Intermediate maturity mortgage-backed securities

CREDIT QUALITY
B to Aaa; maximum 20% below Baa

AVERAGE PORTFOLIO DURATION
3-6 years

DIVIDEND FREQUENCY
Declared daily and distributed monthly

FISH: Series M seeks to achieve its investment objective by investing primarily in a portfolio of mortgage- and other asset-backed securities, including collateralized mortgage obligations ("CMOs").

The Portfolio may invest in instruments of any maturity, and the average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on the investment adviser's or sub-adviser's forecast for interest rates.

The Portfolio may invest up to 20% of its assets in high yield mortgage-backed securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the Portfolio's investment adviser or sub-adviser to be of comparable quality.

The Portfolio may invest up to 35% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities").

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. Rather than investing directly in the securities in which it primarily invests, the Portfolio may use other investment techniques to gain exposure to market movements related to such securities, such as entering into a series of contracts to buy or sell such securities. The "total return" sought by the Portfolio consists of income earned on its investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS
Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

o Mortgage Risk
o Interest Rate Risk
o Credit Risk
o Market Risk
o Derivatives Risk
o Liquidity Risk
o Management Risk
o Concentration Risk
o Currency Risk
o Leveraging Risk
o Issuer Risk

Please see "Summary of Principal Risks" for a description of these and other principal risks of investing the Portfolio.

PERFORMANCE INFORMATION
No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.


3


SUMMARY OF PRINCIPAL RISKS
The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are summarized in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in BOLD TYPE. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolios, their investments and the related risks. There is no guarantee that a Portfolio will be able to achieve its investment objective.

INTEREST RATE RISK
As interest rates rise, the value of fixed income securities in a Portfolio's portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

CREDIT RISK
A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a DERIVATIVES contract, REPURCHASE AGREEMENT or a LOAN OF PORTFOLIO SECURITIES, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in CREDIT RATINGS. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

HIGH YIELD RISK
Each Portfolio, through its investments in HIGH YIELD SECURITIES and UNRATED SECURITIES of similar credit quality (commonly known as "junk bonds"), may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect to market for high yield securities and reduce the Portfolio's ability to sell its high yield securities (liquidity risk).

MARKET RISK
The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

ISSUER RISK
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling such ILLIQUID SECURITIES at an advantageous time or price. The Series C Portfolio's investments in FOREIGN SECURITIES, and each of the Portfolio's investments in DERIVATIVES or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

DERIVATIVES RISK
Each Portfolio may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolios may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other traditional investments.


4


Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, a Portfolio's use of derivatives may increase the taxes payable by shareholders.

MORTGAGE RISK
The Series M Portfolio, which purchases MORTGAGE-RELATED SECURITIES, is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because it will have to reinvest that money at the lower prevailing interest rates.

FOREIGN INVESTMENT RISK
The Series C Portfolio, which invests in part in FOREIGN FIXED INCOME SECURITIES, may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in fixed income securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

EMERGING MARKETS RISK
Foreign investment risk may be particularly high to the extent that the Series C Portfolio invests in EMERGING MARKET FIXED INCOME SECURITIES of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

CURRENCY RISK
Because the Series C Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, FOREIGN CURRENCIES, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

CONCENTRATION RISK
Concentration of investments in a small number of issuers, industries or foreign currencies increases risk. Each Portfolio is "non-diversified," which means that it may invest a greater percentage of its assets in the securities of a single issuer than "diversified" funds. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

LEVERAGING RISK
Each of the Portfolios may engage in transactions that give rise to a form of leverage. Such transactions may include, among others, REVERSE REPURCHASE AGREEMENTS, LOANS OF PORTFOLIOS SECURITIES, and the use of WHEN-ISSUED, DELAYED DELIVERY or FORWARD COMMITMENT TRANSACTIONS. The use of DERIVATIVES may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including BORROWING, will cause a Portfolio


5


to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

SMALLER COMPANY RISK
The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more wisely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

MANAGEMENT RISK
Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Each Portfolio's sub-adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR
PIMCO Advisors, L.P. serves as the investment adviser for the Portfolios. Pacific Investment Management Company ("PIMCO") services as the sub-adviser for the Portfolios. PAS serves as the administrator (the "Administrator") and sole trading desk (the "Trading Desk") for purchases and redemptions of Portfolio shares. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Portfolios, PIMCO Advisors, L.P. is responsible for managing the Portfolios' business affairs, and the Administrator is responsible for other administrative matters.

PIMCO Advisors, L.P. is located at 840 Newport Center Drive, Newport Beach, California 92660.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual Portfolios. As of June 30, 1999, PIMCO had approximately $172 billion in assets under management.

The Administrator is located at 1345 Avenue of the Americas, New York, New York 10105.

ADVISORY FEES
Neither Portfolio pays any advisory or other fees.

INDIVIDUAL PORTFOLIO MANAGERS
The following individuals have primary responsibility for managing the noted Portfolios since their inception.


                            PORTFOLIO
PORTFOLIO                   MANAGER               RECENT PROFESSIONAL EXPERIENCE
---------                   ----------            ------------------------------
Series C Portfolio
Series M Portfolio


DISTRIBUTOR
The Portfolios' Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the SEC.

PURCHASES AND REDEMPTIONS

PURCHASING SHARES
Investors may purchase Portfolio shares at the relevant net asset value ("NAV") of that Portfolio without a sales charge or other fee.

SHARES OF THE PORTFOLIOS ARE OFFERED EXCLUSIVELY TO RIAS APPROVED BY PAS.

o TIMING OF PURCHASE ORDERS AND SHARE PRICE CALCULATIONS. A purchase order received by PAS, the Portfolio's trading desk ("Trading Desk"), prior to 12:00 p.m., Eastern time, on a day the Portfolios are


6


open for business, provided payment has been made by wiring federal funds to Investors Fiduciary Trust Company, the Portfolio's custodian, will be effected at that day's NAV. An order received after 12:00 p.m., Eastern time will be effected at the NAV determined on the next business day. The Portfolios are "open for business" on each day the New York Stock Exchange is open for trading. Purchase orders will be accepted only on days on which the Portfolios are open for business.

o INITIAL INVESTMENT. RIAs may open an account by submitting an executed Client Agreement, a copy of which is mailed to PAS at 1345 Avenue of the Americas, New York, NY 10105.
o ADDITIONAL INVESTMENTS. RIAs may purchase additional shares of the Portfolios only by calling the Trading Desk or placing the order via pre-arranged electronic transmission, and wiring federal funds to the Transfer Agent.

o OTHER PURCHASE INFORMATION. Purchases of a Portfolio's shares will be made only in full shares. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to the Portfolio's Transfer Agent. Before wiring federal funds, the investor must place an order via electronic transmission or by calling the Trading Desk at 1-212-739-3535.

Each of the Portfolios, acting through the Administrator, reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolios.

An investor should invest in the Portfolios for long-term investment purposes only. The Portfolios, acting through the Administrator, each reserve the right to restrict purchases of Portfolio shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

o REDEMPTION BY TELEPHONE OR ELECTRONIC TRANSMISSION. Shares can be redeemed only through pre-arranged electronic transmission or by calling the Trading Desk at 1-212-739-3535. RIAs should state the Portfolio from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number.

Each RIA authorizes the Trading Desk to act on telephone instructions from any person representing himself to be the RIA, and reasonably believed by the Trading Desk to be genuine. Neither the Portfolios nor the Trading Desk may be liable for any loss, cost or expense for acting on instructions believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. RIAs should realize that by electing the telephone redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares via electronic transmission.

There may be delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, RIAs may wish to consider transmitting redemptions order by electronic transmission.

o OTHER REDEMPTION INFORMATION. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trading Desk. A redemption request received by the Transfer Agent prior to 12:00 p.m., Eastern time, on a day the Portfolios are open for business, is effected on that day. A redemption request received after that time is effected on the next business day.

Redemption proceeds will be wired to the RIA within one business day after the redemption request, but may take up to three business days. Redemption proceeds will be sent by wire only. The Portfolios may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Each Portfolio agrees to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Portfolio's net assets during any 90-day period for any one RIA. It is highly unlikely that shares would


7


ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, each Portfolio reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. When shares are redeemed in kind, the redeeming RIA should expect to incur transaction costs upon the disposition of the securities received in the distribution.

HOW PORTFOLIO SHARES ARE PRICED

The net asset value ("NAV") of a Portfolio's shares is determined by dividing the total value of a Portfolio's investments and other assets attributable to that Portfolio, less any liabilities, by the total number of shares outstanding of that Portfolio.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in foreign currencies are converted to U.S. dollars using foreign exchange rates obtained from pricing services. As a result, the NAV of a Portfolio's shares may be affected by changes in the value of foreign currencies in relation to the U.S. dollar. The value of securities traded in foreign markets or denominated in foreign currencies may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to buy or redeem shares.

Portfolio shares are valued at 12:00 p.m., Eastern time on each day that the New York Stock Exchange and the Portfolios are open. For purposes of calculating the NAV, information that becomes known to the Portfolios or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to 12:00 p.m. Eastern time.

PORTFOLIO DISTRIBUTIONS

Each Portfolio distributes substantially all of its net investment income to shareholders investing in the Portfolio in the form of dividends. An investment in Portfolio shares begins earning dividends on the shares the day after the Portfolio receives the related purchase payment. Dividends are paid monthly on the last business day of the month.

In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders investing in the Portfolio no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Portfolio's dividend and capital gain distributions will be paid only in cash. Dividends will not reinvest.


8


TAX CONSEQUENCES

o TAXES ON PORTFOLIO DISTRIBUTIONS. A shareholder subject to U.S. federal income tax will be subject to tax on Portfolio distributions. For federal income tax purposes, Portfolio distributions will be taxable to the shareholder as either ordinary income or capital gains.
Portfolio dividends (i.e., distributions of investment income) are taxable to shareholders investing in the Portfolio as ordinary income. Federal taxes on Portfolio distributions of gains are determined by how long the Portfolio owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Portfolio owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Portfolio owned for 12 months or less will generally be taxable as ordinary income.

Portfolio distributions are taxable to shareholders even if they are paid from income or gains earned by a Portfolio prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Portfolio distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

A Portfolio's investment in certain debt obligations (including obligations issued with market discount, zero-coupon bonds, pay-in-kind securities, catastrophe bonds, and metal-indexed notes) may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to distribute all of its net income and gain annually.

The Series C Portfolio's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio's yield on these securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Portfolio's investment in foreign securities or foreign currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

o TAXES ON REDEMPTION OF SHARES. Any gain resulting from the sale of Portfolio shares will generally be subject to federal income tax.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolios.

CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES
This section provides additional information about some of the principal investments and related risks of the Portfolios described under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolios. As with any mutual Portfolio, investors in the Portfolios rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

SECURITIES SELECTION
The total return sought by a Portfolio consists of both income earned on a Portfolio's investments and capital appreciation, if any, arising from increases in the market value of a Portfolio's holdings. Capital


9


appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. GOVERNMENT SECURITIES
U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

CORPORATE DEBT SECURITIES
Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

VARIABLE AND FLOATING RATE SECURITIES
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Portfolio may not invest more than 15% of its net assets in any combination of inverse floater, interest only, or principal only securities.

FOREIGN SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. RIAs should consider carefully the substantial risks involved for the Series C Portfolio, which invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Series M Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.


10


EMERGING MARKET SECURITIES. The Series C Portfolio may invest up to 15% of its assets in securities of issuers based in developing (or "emerging market") countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Series C Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

FOREIGN CURRENCIES
The Series C Portfolio, which may that invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies, is subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) in January 1999 and the effect it may have on the value of securities denominated in local European currencies. These and other currencies in which the Portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolios.

FOREIGN CURRENCY TRANSACTIONS. The Series C Portfolio may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances, and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to


11


be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

HIGH YIELD SECURITIES
Securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Services ("S&P") are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

CREDIT RATINGS AND UNRATED SECURITIES. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to the Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings, and an issuer's current financial condition may be better or worse than a rating indicates. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

INFLATION-INDEXED BONDS
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation -indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

DERIVATIVES
Each Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objectives and policies. A portfolio manager may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

A Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and


12


Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolios.

MANAGEMENT RISK Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

CREDIT RISK The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

LIQUIDITY RISK Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

LEVERAGE RISK Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

LACK OF AVAILABILITY Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

MARKET AND OTHER RISKS Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A
Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed) than if the Portfolio had not used such instruments.

CONVERTIBLE SECURITIES
Each Portfolio may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject


13


to greater levels of credit risk. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

While the Portfolios intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Portfolio may consider equity securities or convertible securities to gain exposure to such investments.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
The Series M Portfolio invests primarily in mortgage- or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

MUNICIPAL BONDS
Municipal bonds are generally issued by state and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

LOAN PARTICIPATIONS AND ASSIGNMENTS
The Series C Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES
The Series C Portfolio may also enter into, or acquire participations in, delayed Funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed Funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.


14


LOANS OF PORTFOLIO SECURITIES
For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan.

SHORT SALES
Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. For these purposes, a Portfolio may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale (other than a "short sale against the box") must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS
Each Portfolio may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio's overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated to cover these positions.

REPURCHASE AGREEMENTS
Each Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND OTHER BORROWINGS
Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Portfolio also may borrow money for investment purposes subject to any policies of the Portfolio currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

CATASTROPHE BONDS
Each Portfolio may invest in "catastrophe bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Catastrophe bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Catastrophe bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Catastrophe bonds may also be subject to liquidity risk.

PORTFOLIO TURNOVER
The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio


15


turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio's performance.

ILLIQUID SECURITIES
Each Portfolio may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENT IN OTHER INVESTMENT COMPANIES
Each Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

TEMPORARY DEFENSIVE STRATEGIES
For temporary or defensive purposes, each Portfolio may invest without limit in U.S. debt securities, including short-term money market securities, when PIMCO deems it appropriate to do so. When a Portfolio engages in such strategies, it may not achieve its investment objective.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The investment objective of each Portfolio may be changed by the Board of Trustees without the approval of the RIAs investing in the Portfolio. Unless otherwise stated, all other investment policies of the Portfolios may be changed by the Board of Trustees without the approval of the RIAs investing in the Portfolios.

PERCENTAGE INVESTMENT LIMITATIONS
Unless otherwise stated, all percentage limitations on Portfolio investments listed in this Prospectus will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment.

OTHER INVESTMENTS AND TECHNIQUES
The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.


APPENDIX A

DESCRIPTION OF SECURITIES RATINGS
A Portfolio's investments may range in quality from securities in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities.

HIGH QUALITY DEBT SECURITIES are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.


16


INVESTMENT GRADE DEBT SECURITIES are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

BELOW INVESTMENT GRADE, HIGH YIELD SECURITIES ("JUNK BONDS") are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominately speculative with respect to the issuer's ability to repay principal and interest.

Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


17


CORPORATE SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES

CORPORATE MUNICIPAL BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.


18


B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

COMMERCIAL PAPER RATING DEFINITIONS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


19


A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to a short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


20


FISH: SERIES C AND SERIES M

INVESTMENT ADVISER
PIMCO Advisors, L.P. , 840 Newport Center Drive, Newport Beach, CA 92660

INVESTMENT SUB-ADVISER
Pacific Investment Management Company, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

ADMINISTRATOR/TRADING DESK
PIMCO Advisory Services, 1345 Avenue of the Americas, New York, NY 10105

CUSTODIAN
Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT
National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL
Ropes & Gray, One International Place, Boston, MA 02110

The Portfolios' Statement of Additional Information ("SAI") includes additional information about the Portfolios. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes.

You may get free copies of the SAI, request other information about a Portfolio, or make inquiries by calling the Administrator at 1-212-739-3535.

You may review and copy information about the Portfolios, including their SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Portfolios on the Commission's Web site at WWW.SEC.GOV. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Portfolios' file number under the Investment Company Act, which is 811-______.


21


-------------------------------------------------------------------------------
                                FIXED INCOME SHARES

                        STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER ___, 1999
_______________________________________________________________________________

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus of Fixed Income SHares (the "Trust"), as supplemented from time to time. Through one Prospectus, dated November __, 1999, the Trust offers two series of shares: FISH: Series C and FISH: Series M (each a "Portfolio").

Copies of the Prospectus, which is incorporated by reference (legally a part of) into this Statement of Additional Information, may be obtained free of charge at the following address and telephone number:

PIMCO Advisory Services
1345 Avenue of the Americas
New York, New York  10105
1-212-739-3535


                              TABLE OF CONTENTS
                                                                        PAGE

THE TRUST                                                                    1

INVESTMENT OBJECTIVES AND POLICIES                                           1
  U.S. Government Securities                                                 1
  Borrowing                                                                  1
  [Preferred Stock                                                           2]
  Corporate Debt Securities                                                  2
  High Yield Securities ("Junk Bonds")                                       3
  Loan Participations and Assignments                                        4
  Participation on Creditors Committees                                      4
  Variable and Floating Rate Securities                                      5
  Mortgage-Related and Asset-Backed Securities                               5
  Convertible Securities                                                     9
  [Equity-Linked Securities                                                 10]
  Foreign Securities                                                        10
  Foreign Currencies                                                        12
  Bank Obligations                                                          13
  Commercial Paper                                                          14
  Money Market Instruments                                                  14
  Derivative Instruments                                                    14
  When-Issued, Delayed Delivery and Forward Commitment Transactions         22
  Warrants to Purchase Securities                                           22
  Repurchase Agreements                                                     22
  Securities Loans                                                          23
  [Stocks of Small and Medium Capitalization Companies                      23]
  Illiquid Securities                                                       24
  Inflation-Indexed Bonds                                                   24
  Delayed Funding Loans and Revolving Credit Facilities                     25
  Catastrophe Bonds                                                         25
  Hybrid Instruments                                                        26
  Precious Metals and Metal-Indexed Notes                                   26

INVESTMENT RESTRICTIONS                                                     27
  Fundamental Investment Restrictions                                       27
  Non-Fundamental Investment Restrictions                                   29

MANAGEMENT OF THE TRUST                                                     29
  Trustees and Officers                                                     29
  Trustees' Compensation                                                    32
  Investment Adviser                                                        33
  Portfolio Management Agreements                                           34
  Portfolio Administrator                                                   35

PORTFOLIO TRANSACTIONS AND BROKERAGE                                        35
  Investment Decisions and Portfolio Transactions                           35
  Brokerage and Research Services                                           35
  Portfolio Turnover                                                        37


i


NET ASSET VALUE                                                             37

TAXATION                                                                    38
  Distributions                                                             39
  Sales of Shares                                                           40
  Backup Withholding                                                        41
  Options, Futures, Forward Contracts and Swap Agreements                   41
  Passive Foreign Investment Companies                                      41
  Foreign Currency Transactions                                             41
  Foreign Taxation                                                          42
  Original Issue Discount and Pay-In-Kind Securities                        42
  Other Taxation                                                            43

OTHER INFORMATION                                                           43
  Capitalization                                                            44
  Performance Information                                                   44
  Calculation of Yield                                                      45
  Calculation of Total Return                                               45
  Potential College Cost Table                                              52
  [Year 2000 Readiness Disclosure                                           55]
  Compliance Efforts Related to the Euro                                    56
  Voting Rights                                                             56
  Certain Ownership of Trust Shares                                         56
  Custodian                                                                 57
  Independent Accountants                                                   57
  Transfer Agent                                                            58
  Legal Counsel                                                             58
  Registration Statement                                                    58


ii


THE TRUST

Fixed Income SHares (the "Trust"), is an open-end management investment company ("mutual fund") that currently consists of two separate diversified investment portfolios, the Series C Portfolio and the Series M Portfolio.

The Trust was organized as a Massachusetts business trust on November 3, 1999.


INVESTMENT OBJECTIVES AND POLICIES

In addition to the principal investment strategies and the principal risks of the Portfolios described in the Prospectus, each Portfolio may employ other investment practices and may be subject to additional risks which are described below. Certain strategies and/or risks described below may not apply to each Portfolio. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, by the investment restrictions under "Investment Restrictions" in this Statement of Additional Information, or by applicable law, a Portfolio may engage in each of the practices described below.

The Portfolios' sub-adviser, which is responsible for making investment decisions for the Portfolios, is referred to in this section and the remainder of this Statement of Additional Information as the "Sub-Adviser."

[U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.]

BORROWING

Subject to the limitations described under "Investment Restrictions" below, each Portfolio may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Portfolio's assets and may cause a Portfolio to liquidate positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940, as amended ("1940 Act"), require a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio's total assets made for temporary administrative purposes. As noted under "Investment Restrictions," the Portfolios are subject to limitations on borrowings which are more strict than those imposed by the 1940 Act. Any borrowings for temporary administrative purposes in excess of 5% of the Portfolio's total assets will require the Portfolio to maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market


1


fluctuations or other reasons, a Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increaseor decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated between the Portfolios pursuant to guidelines approved by the Board of Trustees.

In addition to borrowing for temporary purposes, a Portfolio may enter into reverse repurchase agreements if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. The Portfolio will segregate assets determined to be liquid by the Adviser or the Portfolio's Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Portfolios' limitations on borrowings as specified under "Investment Restrictions" below.

[PREFERRED STOCK

Each Portfolio may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Portfolio can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.]

CORPORATE DEBT SECURITIES

Each Portfolio may invest in corporate debt securities and/or hold their assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

A Portfolio's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Among the corporate debt securities in which the Portfolios may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible


2


securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

HIGH YIELD SECURITIES ("JUNK BONDS")

Each of the Portfolios may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Portfolio, or, if unrated, are of comparable quality in the opinion of the Portfolio's Sub-Adviser. A description of the ratings categories used is set forth in the Prospectus.

A security is considered to be below "investment grade" quality if it is either
(1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e., rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Services ("S&P")) or (2) if unrated, determined by the Sub-Adviser to be of comparable quality to obligations so rated.

Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. Each Portfolio of the Trust may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Sub-Adviser, as the case may be, it would be advantageous to do so.
Investments in high yield securities that are eligible for purchase by the Portfolios are described as "speculative" by both Moody's and S&P.

Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominantely speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Portfolio's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Sub-Adviser's creditworthiness analysis than would be the case if the Portfolio were investing in higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Portfolio


3


nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Portfolios. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as "zero coupon" or "pay-in-kind" securities may be affected to a greater extent by interest rate changes. See the Prospectus for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in a Portfolio's portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Portfolio may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Each Portfolio may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, a Portfolio's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Portfolio may participate in such syndicates, or can buy part of a loan, becoming a direct lender.
Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, a Portfolio's rights against the borrower may be more limited than those held by the original lender.

PARTICIPATION ON CREDITORS COMMITTEES

A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio would participate on such committees only when the Adviser and the Sub-


4


Adviser believe that such participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

VARIABLE AND FLOATING RATE SECURITIES

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Portfolios may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, but generally do not allow the Portfolio to participate fully in appreciation resulting from any general decline in interest rates.

Each Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality. See "Mortgage-Related and Asset-Backed Securities" below.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

The Portfolios may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Portfolio to successfully utilize these instruments may depending part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. See "Mortgage Pass-Through Securities" below. Certain debt securities are also secured with collateral consisting of
mortgage-related securities.   See "Collateralized Mortgage Obligations" below.

MORTGAGE PASS-THROUGH SECURITIES. Mortgage Pass-Through Securities are securities representing interests in ''pools'' of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a


5


security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (''FNMA'') or the Federal Home Loan Mortgage Corporation (''FHLMC''). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards.
There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-related securities or any other assets which in the Sub-Adviser's opinion are illiquid if, as a


6


result, more than 15% of the value of the Portfolio's net assets (taken at market value at the time of investment) will be invested in illiquid securities.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Portfolio's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities.
In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (E.G., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Portfolio, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Portfolio's diversification tests.

FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are


7


allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.


8


OTHER ASSET-BACKED SECURITIES. Similarly, the Adviser and Sub-Adviser expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Portfolios. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Portfolio's investment objectives and policies, the Adviser and Sub-Adviser also may invest in other types of asset-backed securities.


CONVERTIBLE SECURITIES

Each Portfolio may invest in convertible securities. The Portfolios' Sub-Adviser will select convertible securities to be purchased by the Portfolio based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

The Portfolios may invest in so-called ''synthetic convertible securities,'' which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Portfolios may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the ''market value'' of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

[EQUITY-LINKED SECURITIES

Each Portfolio may invest up to [____]% of its net assets in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Portfolio invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" in this Statement of Additional Information. In addition, the Portfolios bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities may be considered illiquid and thus subject to the Portfolios' restrictions on investments in illiquid securities.]


9


FOREIGN SECURITIES

The Series C Portfolio may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities, including preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

The Series C Portfolio may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.
These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or ''emerging market'') countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Portfolio's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.


10


A Series C Portfolio's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio's income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

SPECIAL RISKS OF INVESTING IN RUSSIAN AND OTHER EASTERN EUROPEAN SECURITIES. The Series C Portfolio may invest its assets in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Portfolio's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Portfolio's cash and securities, the Portfolio's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by "share extracts" from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the securities, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for the Portfolio to lose its registration through fraud, negligence or even mere oversight. While the Portfolio will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other


11


fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Portfolio from investing in the securities of certain Russian companies deemed suitable by the Portfolio's Sub-Adviser. Further, this also could cause a delay in the sale of Russian securities held by the Portfolio if a potential purchaser is deemed unsuitable, which may expose the Portfolio to potential loss on the investment.

FOREIGN CURRENCIES

The Series C Portfolio may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Portfolios' investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations inrelevant foreign currencies.

The Series C Portfolio may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Portfolio will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Portfolio's Sub-Adviser. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. The Portfolio may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

BANK OBLIGATIONS

Bank obligations in which the Portfolios may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by


12


a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Each Portfolio limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Portfolios limit their investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world in terms of total assets; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-Adviser, are of an investment quality comparable to obligations of United States banks in which the Portfolios may invest. Subject to each Portfolio's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "Foreign Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER

Each Portfolio may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Portfolios consists of U.S. dollar-denominated obligations of domestic issuers, or foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Sub-Adviser, of an investment quality comparable to rated commercial paper in which the Portfolio may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


13


MONEY MARKET INSTRUMENTS

Each of the Portfolios may invest at least a portion of its assets in the following kinds of money market instruments: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or the Sub-Adviser. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Portfolio may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations"); (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or the Sub-Adviser; (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or the Sub-Adviser; and (5) repurchase agreements with domestic commercial banks or registered broker-dealers.

DERIVATIVE INSTRUMENTS

The following describes certain derivative instruments and products in which certain Portfolios may invest and risks associated therewith.

The Portfolios might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time.

OPTIONS ON SECURITIES AND INDEXES. As described under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in the Prospectus, the Portfolios may purchase and sell both put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Among other reasons, a Portfolio may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the


14


Portfolio. For a call option on an index, the option is covered if the Portfolio segregates assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is
(i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written, provided the difference is segregated by the Portfolio in assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Portfolio segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Portfolio in assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees.

If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

OTC OPTIONS. The Portfolios may enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Portfolio will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. Over-the-counter options in which the Portfolios may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Portfolios may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes.
For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise


15


of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio's securities during the period the option was outstanding.

In the case of a written call option on a securities index, the Portfolio will own corresponding securities whose historic volatility correlates with that of the index.

FOREIGN CURRENCY OPTIONS. The Portfolios may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Portfolio's securities may be denominated. In addition, each of the Portfolios may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Portfolio may use interest rate, foreign currency or index futures contracts. The Portfolios may invest in foreign exchange futures contracts and options thereon (''futures options'') that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. In addition, each Portfolio may purchase and sell futures contracts on various securities indexes (''Index Futures'') and related options for hedging purposes and for investment purposes. A Portfolio's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading
Commission (''CFTC''). Through the use of Index Futures and related options, a Portfolio may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Portfolio may also avoid potential market and liquidity problems which may result from increases in positions already held by the Portfolio.


16


An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index ("Index") at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Portfolio's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. A Portfolio will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Portfolio will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Portfolio has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Portfolio has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker.

A Portfolio may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Portfolio purchases such instruments. Positions in Index Futures may be closed out by a Portfolio only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts in which the Portfolios may invest will be developed and traded in the future.

Each of the Portfolios may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder


17


the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

A Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to segregate a specified amount of assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. Any transaction costs must also be included in these calculations.

LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. The Portfolios may only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolios may enter into positions in futures contracts and related options for "bona fide hedging" purposes (as such term is defined in applicable regulations of the CFTC), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Portfolios may utilize futures contracts for investment purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Portfolio will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a


18


put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, a Portfolio will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

When selling a call option on a futures contract, a Portfolio will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, a Portfolio will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Portfolio would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Portfolio may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Portfolio may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.


19


Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Portfolio hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. The value of some derivative instruments in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly.
If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolios could be exposed to risk of loss. In addition, a Portfolio's use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Portfolio had not used such instruments.

SWAP AGREEMENTS. The Portfolios may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks.


20


Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Portfolios will calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counter party will be covered by segregating assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Portfolio's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Portfolio's investment restriction concerning senior securities. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counter parties that meet certain standards of creditworthiness (generally, such counter parties would have to be eligible counter parties under the terms of the Portfolios' repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

A Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Portfolio will segregate until the settlement date assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Portfolio may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a delayed delivery basis.


21


Each Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio either (i) segregates until the settlement date assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Each Portfolio may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. A Portfolio may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

WARRANTS TO PURCHASE SECURITIES

Each of the Portfolios may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

REPURCHASE AGREEMENTS

For the purposes of maintaining liquidity and achieving income, each Portfolio may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Portfolio would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser and the Sub-Adviser, as appropriate, will monitor the creditworthiness of the counter parties.

SECURITIES LOANS

Subject to certain conditions described in the Prospectus and below, each Portfolio may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than 33_% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Sub-Adviser to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Portfolio an amount equal to any dividends or interest received on the securities lent. The Portfolio may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Portfolio typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Portfolio retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities involved. Each Portfolio's performance will continue to reflect changes in the value of the securities loaned and will also reflect the


22


receipt of either interest, through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S. Government securities.

[STOCKS OF SMALL AND MEDIUM CAPITALIZATION COMPANIES

Each of the Portfolios may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Portfolio is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Portfolio to liquidate its securities positions. In addition, it may be prudent for a Portfolio with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Portfolio's asset size increases, the Portfolio may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

Each Portfolio may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.]

ILLIQUID SECURITIES

Each Portfolio may invest in securities that are illiquid so long as no more than 15% of the net assets of the Portfolio (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or the Sub-Adviser's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or the Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).


23


INFLATION-INDEXED BONDS

The Portfolios may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Portfolio may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (''CPI-U''), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


24


DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid).

The Portfolios may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See "Loan Participations and Assignments." The terms of the participation require a Portfolio to make a pro rata share of all loans extended to the borrower and entitles a Portfolio to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

CATASTROPHE BONDS

The Portfolios may invest in "catastrophe bonds." Catastrophe bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations [and adverse tax consequences].

Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Characteristics and Risks of Securities and Investment Techniques--Illiquid Securities" in the Prospectus. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and the Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

HYBRID INSTRUMENTS

The Portfolios may invest in "hybrid" or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.


25


Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Portfolio. Accordingly, no Portfolio will invest more than 5% of its assets (taken at market value at the time of investment) in hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Portfolio's investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

PRECIOUS METALS AND METAL-INDEXED NOTES

The Portfolios may invest in notes, the principal amount or redemption price of which is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals ("Metal-Indexed Notes"). It is expected that the value of Metal-Indexed Notes will be as volatile as the price of the underlying metal.

The Portfolios will only purchase Metal-Indexed Notes which are rated investment grade or are issued by issuers that have outstanding debt obligations rated investment grade or commercial paper rated in the top rating category by any NRSRO, or Metal-Indexed Notes issued by issuers that the Sub-Adviser has determined to be of similar creditworthiness. Debt obligations rated in the fourth highest rating category by an NRSRO are considered to have some speculative characteristics. The Metal-Indexed Notes might be backed by a bank letter of credit, performance bond or might be otherwise secured, and any such security, which would be held by the Portfolio's custodian, would be taken into account in determining the creditworthiness of the securities. The Portfolios might purchase unsecured Metal-Indexed Notes if the issuer thereof met the Portfolio's credit standards without any such security. While the principal amount or redemption price of Metal-Indexed Notes would vary with the price of the resource, such securities would not be secured by a pledge of the resource or any other security interest in or claim on the resource. In the case of Metal-Indexed Notes not backed by a performance bond, letter of credit or similar security, it is expected that such securities generally would not be secured by any other specific assets.

The Portfolios anticipate that if Metal-Indexed senior securities were to be purchased, such securities would be issued by precious metals or commodity brokers or dealers, by mining companies, by commercial banks or by other financial institutions. Such issuers would issue notes to hedge their inventories and reserves of the resource, or to borrow money at a relatively low cost (which would include the nominal rate of interest paid on Metal-Indexed Notes, described below, and the cost of hedging the issuer's metals exposure). The Portfolios would not purchase a Metal-Indexed Note issued by a broker or dealer if as a result of such purchase more than 5% of the value of the Portfolio's total assets would be invested in securities of such issuer. The Portfolios might purchase Metal-Indexed Notes from brokers or dealers which are not also securities brokers or dealers. Precious metals or commodity brokers or dealers are not subject to supervision or regulation by any governmental authority or self-regulatory organization in connection with the issuance of Metal-Indexed Notes.

Until fairly recently, there were no Metal-Indexed Notes outstanding and consequently there is no secondary trading market for such securities. Although a limited secondary market might develop among institutional traders, there is no assurance that such a market will develop. No public market is expected to develop, since the Portfolios expect that Metal-Indexed Notes will not be registered under the 1933 Act, and therefore disposition of such securities, other than to the issuer thereof (as described below), would be dependent upon the availability of an exemption from such registration.


26


Any Metal-Indexed Notes which the Portfolios might purchase generally will have maturities of one year or less. Such notes, however, will be subject to being called for redemption by the issuer on relatively short notice. In addition, it is expected that the Metal-Indexed Notes will be subject to being put by the Portfolios to the issuer or to a stand-by broker meeting the credit standards set forth above, with payments being received by the Portfolios on no more than seven days' notice. A stand-by broker might be a securities broker-dealer, in which case the Portfolios' investment will be limited by applicable regulations of the Securities and Exchange Commission (the "SEC"). The put feature of the Metal-Indexed Notes will ensure liquidity even in the absence of a secondary trading market. The securities will be repurchased upon exercise of the holder's put at the specified exercise price, less repurchase fees, if any, which are not expected to exceed 1% of the redemption or repurchase proceeds. Depending upon the terms of particular Metal-Indexed Notes, there might be a period as long as five days between the date upon which a Portfolio notifies the issuer of the exercise of the put and determination of the sale price.

It is expected that any Metal-Indexed Notes which the Portfolios might purchase will bear interest or pay preferred dividends at relatively nominal rates under 2% per annum. A Portfolio's holdings of such senior securities therefore would not generate appreciable current income, and the return from such senior securities would be primarily from any profit on the sale or maturity thereof at a time when the price of the relevant precious metal is higher than it was when the senior securities were purchased.


INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies of each of the Portfolios and may not be changed with respect to either Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of that Portfolio. Under these restrictions, neither of the Portfolios may:

(1) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Portfolio's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

(2) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(3) with respect to [75]% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(4) with respect to [75]% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(5) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;


27


(6) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

(7) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

(8) borrow money, or pledge, mortgage or hypothecate its assets, except that a Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Portfolio's assets);

(9) issue senior securities, except insofar as such Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio's borrowing policies (for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security);

(10) lend any funds or other assets, except that such Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; or

(11) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Portfolio is also subject to the following non-fundamental restriction (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

(1) invest more than 15% of the net assets of a Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Sub-Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of a Portfolio's assets invested in certain securities or other instruments resulting from market


28


fluctuations or other changes in a Portfolio's total assets, will not require the Portfolio to dispose of an investment. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

The phrase "shareholder approval," as used in the Prospectus and this Statement of Additional Information, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or the Trust, as the case may be, or (2) 67% or more of the shares of the Portfolio or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers.

The Trustees and officers of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is [c/o PIMCO Advisory Services, 1345 Avenue of the Americas, New York, New York 10105.]


NAME, ADDRESS AND        POSITION(S)         PRINCIPAL OCCUPATION(S) DURING
AGE                      WITH THE TRUST      THE PAST FIVE YEARS
-----------------        -------------       -------------------------------
[E. Philip Cannon        Trustee             Proprietor, Cannon & Company, an affiliate of
3838 Olympia                                 Inverness Management LLC, a private equity
Houston, TX 77019                            investment firm.  Formerly, Headmaster, St. John's
Age 58                                       School, Houston, Texas; Trustee of PIMCO
                                             Advisors Funds ("PAF") and Cash Accumulation
                                             Trust ("CAT"); General Partner, J.B. Poindexter &
                                             Co., Houston, Texas, a private partnership; and
                                             Partner, Iberia Petroleum Company, an oil and gas
                                             production company.  Mr. Cannon was a director of
                                             WNS Inc., a retailing company which filed a petition
                                             in bankruptcy within the last five years.

Donald P. Carter         Trustee             Formerly, Trustee of PAF and CAT; Chairman,
434 Stable Lane                              Executive Vice President and Director, Cunningham
Lake Forest, IL 60045                        & Walsh, Inc., Chicago, an advertising agency.
Age 72


29


Gary A. Childress        Trustee             Private investor. Formerly, Chairman and Director,
11 Longview Terrace                          Bellefonte Lime Company, Inc.  Mr. Childress is a
Madison, CT 06443                            partner in GenLime, L.P., a private limited
Age 65                                       partnership, which has filed a petition in bankruptcy
                                             within the last five years.  Formerly, Trustee of PAF
                                             and CAT.

William D. Cvengros*     Trustee             Chairman of the Board of the Trust; Chief Executive
800 Newport Center Drive                     Officer, President, and member of the Management
Newport Beach, CA 92660                      Board, PIMCO Advisors; President and Chief
Age 50                                       Executive Officer, Value Advisors LLC; Co-
                                             Chairman, The Emerging Markets Income Fund,
                                             Inc., The Emerging Markets Income Fund II, Inc.,
                                             The Emerging Markets Floating Rate Fund, Inc.,
                                             Global Partners Income Fund, Inc., Municipal
                                             Partners Fund, Inc., and Municipal Partners Fund II,
                                             Inc.; Chairman and Director, PIMCO Funds: Global
                                             Investors Series plc and PIMCO Global Advisors
                                             (Ireland) Limited.  Formerly, Trustee of PAF and
                                             CAT; President of the Trust; Director, Vice
                                             Chairman, and Chief Investment Officer, Pacific Life
                                             Insurance Company ("Pacific Life"); and Director,
                                             PIMCO Funds Distribution Company (currently,
                                             PIMCO Funds Distributors LLC).

Richard L. Nelson        Trustee             President, Nelson Financial Consultants; Director,
8 Cherry Hills Lane                          Wynn's International, Inc., a building supplies
Newport Beach, CA 92660                      company; and Trustee, Pacific Select Fund.
Age 69                                       Formerly, Partner, Ernst & Young.

Lyman W. Porter          Trustee             Professor of Management at the University of
2639 Bamboo Street                           California, Irvine; and Trustee, Pacific Select Fund.
Newport Beach, CA 92660
Age 69

Alan Richards            Trustee             Retired Chairman of E.F. Hutton Insurance Group;
7381 Elegans Place                           Former Director of E.F. Hutton and Company, Inc.;
Carlsbad, CA 92009                           Chairman of IBIS Capital, LLC, a reverse mortgage
Age 69                                       company; Director, Inspired Arts, Inc.; Former
                                             Director of Western National Corporation.

Joel Segall              Trustee             Formerly, Trustee of PAF and CAT, President and
11 Linden Shores                             University Professor, Bernard M. Baruch College,
Branford, CT 06405                           The City University of New York; Deputy Under
Age 76                                       Secretary for International Affairs, United States
                                             Department of Labor; Professor of Finance,
                                             University of Chicago; and Board of Managers,
                                             Coffee, Sugar and Cocoa Exchange.


30


W. Bryant Stooks         Trustee             President, Bryant Investments, Ltd.; Director,
1530 E. Montebello                           American Agritec LLC, a manufacturer of
Phoenix, AZ 85014                            hydrophonics products; and Director, Valley Isle
Age 59                                       Excursions, Inc., a tour operator.  Formerly, Trustee
                                             of PAF and CAT, President, Senior Vice President,
                                             Director and Chief Executive Officer, Archirodon
                                             Group Inc.; Partner, Arthur Andersen & Co.

Gerald M. Thorne         Trustee             Director, UPI Inc., a plastics company, and
5 Leatherwood Lane                           American Orthodontics Corp.  Formerly, Trustee of
Savannah, GA  31414                          PAF and CAT; Director, Kaytee, Inc., a birdseed
Age 61                                       company; President and Director, Firstar National
                                             Bank of Milwaukee;  Chairman, President and
                                             Director, Firstar National Bank of Sheboygan;
                                             Director, Bando-McGlocklin, a small business
                                             investment company.]

Stephen J. Treadway*     Trustee, President  Executive Vice President, PIMCO Advisors;
2187 Atlantic Street     and                 Chairman and President, PIMCO Funds Distributors
Stamford, CT 06902       Chief Executive     LLC ("PFD"); Executive Vice President, Value
Age 52                   Officer             Advisors LLC;  Chairman, Municipal Advantage
                                             Fund, Inc. and The Central European Value Fund,
                                             Inc.; President, The Emerging Markets Income Fund,
                                             Inc., The Emerging Markets Income Fund II, Inc.,
                                             The Emerging Markets Floating Rate Fund, Inc.,
                                             Global Partners Income Fund, Inc., Municipal
                                             Partners Fund, Inc. and Municipal Partners Fund II,
                                             Inc.  Formerly, Trustee, President and Chief
                                             Executive Officer of CAT; Executive Vice President,
                                             Smith Barney Inc.

[R. Wesley Burns         Executive Vice      Trustee and President, PIMS; Managing Director,
Age 40                   President           Pacific Investment Management; Trustee and
                                             President, PIMCO Variable Insurance Trust
                                             ("PVIT"); Director and President, PIMCO
                                             Commercial Mortgage Securities Trust, Inc.
                                             ("PCM"); Director, PIMCO Funds:  Global Investors
                                             Series plc, and PIMCO Global Advisors (Ireland)
                                             Limited.  Formerly, Executive Vice President,
                                             Pacific Investment Management, PAF and CAT.


31


Newton B. Schott, Jr.    Vice President and  Executive Vice President, Chief Administrative
2187 Atlantic Street     Secretary           Officer, General Counsel and Secretary, PFD; Senior
Stamford, CT 06902                           Vice President, Value Advisors LLC; Executive
Age 57                                       Vice President, The Emerging Markets Income
                                             Fund, Inc., The Emerging Markets Income Fund II,
                                             Inc., The Emerging Markets Floating Rate Fund,
                                             Inc., The Central European Value Fund, Inc., Global
                                             Partners Income Fund, Inc., Municipal Advantage
                                             Fund, Inc., Municipal Partners Fund, Inc. and
                                             Municipal Partners Fund II, Inc.  Formerly, Vice
                                             President and Clerk of PAF and CAT.

Jeffrey M. Sargent       Vice President      Vice President and Manager Shareholder Services
Age 36                                       and Fund Administration, Pacific Investment
                                             Management; Senior Vice President of PIMS, PVIT
                                             and PCM.

Richard M. Weil          Vice President      General Counsel, PIMCO Advisors.  Formerly, Vice
Age 36                                       President, Bankers Trust Company; Associate,
                                             Simpson, Thatcher & Bartlett.

John P. Hardaway         Treasurer           Senior Vice President and Manager of Fund
Age 42                                       Operations Accounting, Pacific Investment
                                             Management; Treasurer, PIMS, PVIT and PCM.
                                             Formerly, Vice President, Pacific Investment
                                             Management.

Joseph D. Hattesohl      Assistant Treasurer Vice President and Manager of Fund Taxation,
Age 35                                       Pacific Investment Management; Assistant
                                             Treasurer, PIMS, PVIT and PCM.  Formerly,
                                             Director of Financial Reporting, Carl J. Brown &
                                             Co.; Tax Manager, Price Waterhouse LLP.

Garlin G. Flynn          Assistant Secretary Specialist, Pacific Investment Management;
Age 53                                       Secretary, PIMS, PVIT and PCM.  Formerly, Senior
                                             Fund Administrator, Pacific Investment
                                             Management; Senior Mutual Fund Analyst, PIMCO
                                             Advisors Institutional Services.]


* Trustee is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

TRUSTEES' COMPENSATION

Trustees, other than those affiliated with PIMCO Advisors, the Sub-Adviser, or Pacific Investment Management, receive an annual retainer of $[___], plus $[2,000] for each Board of Trustees meeting attended ($[1,000] if the meeting is attended by telephone), and $[1,000] for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $[2,000], the Chairman of the Audit and Performance Committees receives an additional annual retainer of $[2,000], the Chairman of the Independent Trustees receives an additional annual retainer of $[6,000], and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $[3,000]. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Portfolio activities or circumstances, the Trustee shall be compensated for such services at the rate of $[2,000] per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see


32


below). [ The Trust has adopted a deferred compensation plan for the Trustees which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. ]

[The following table sets forth information regarding compensation expected to be paid to those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust for its first fiscal year by the Trust, and the Total Compensation paid to such Trustees by the Fund Complex for calendar 1999:]

      (1)                                       (2)                 (3)
                                                                   TOTAL
                                             AGGREGATE          COMPENSATION
                                           COMPENSATION        FROM TRUST AND
[NAME OF TRUSTEE                             FROM TRUST       FUND COMPLEX((1))
----------------                           -------------      -----------------
E. Philip Cannon                             $57,000.00         $ 57,000.00
Donald P. Carter                             $66,500.00         $ 66,500.00
Gary A. Childress                            $58,000.00         $ 58,000.00
Richard L. Nelson                            $58,500.00         $ 96,500.00
Lyman W. Porter                              $57,000.00         $ 96,000.00
Alan Richards                                $62,000.00         $100,000.00
Joel Segall                                  $58,000.00         $ 58,000.00
W. Bryant Stooks                             $56,500.00         $ 56,500.00
Gerald M. Thorne                             $57,500.00         $ 57,500.00]


INVESTMENT ADVISER

PIMCO Advisors, L.P. serves as investment adviser to each of the Portfolios pursuant to an investment advisory agreement ("Advisory Agreement") between PIMCO Advisors and the Trust. PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Partners, G.P. ("PGP") and PIMCO Advisors Holdings L.P. ("PAH") are the general partners of PIMCO Advisors. PGP is a general partnership between PIMCO Holding LLC ("PH LLC"), a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management (collectively, the "Managing Directors"). PGP is the sole general partner of PAH. PGP and PAH have equal right, power and authority to manage and control the business and affairs of PIMCO Advisors and to take any action deemed necessary or desirable by them in connection with the business of PIMCO Advisors.

PGP and PAH have substantially delegated their management and control of PIMCO Advisors to a Management Board. Pursuant to the terms of the delegation of authority by PGP and PAH, the Management Board of PIMCO Advisors is composed of
(i) the Chief Executive Officer of PIMCO Advisors; (ii) six other persons designated by PGP; (iii) three disinterested persons designated by representatives of the Public General Partner or, if there is no Public General Partner, PGP or its successor as general partner of PIMCO Advisors; (iv) the Chief


__________________________

((1)) The amounts listed in column (3) include total compensation paid to the Trustees for their services as Trustees of the Trust (for all Trustees) and Pacific Select Fund (for Messrs. Nelson, Porter, and Richards) for 1999. By virtue of having PIMCO Advisors or an affiliate of PIMCO Advisors as investment adviser, the Trust and Pacific Select Fund were considered to be part of the same "Fund Complex" for these purposes.


33


Executive Officer and one Managing Director of each of the two Investment Managing Companies having the greatest total income, determined as of the date of appointment; and (v) one Managing Director of each of two other Investment Managing Companies designated from time to time by the Management Board upon the recommendation of the Nominating Committee. PAH is a Public General Partner for the purposes set forth above.

The Management Board has in turn delegated the authority to manage day-to-day operations and policies to an Executive Committee. The Executive Committee is composed of four members. The members of the Executive Committee are William
D. Cvengros, Brent R. Harris, Glenn S. Schafer and William S. Thompson, Jr.

PIMCO Advisors, PGP and PAH are located at 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors and its subsidiary partnerships had approximately $256 billion of assets under management as of September 30, 1999.

PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Portfolios and for managing, either directly or through others selected by the Adviser, the investment of the Portfolios. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Portfolio. For each of the Portfolios, PIMCO Advisors has engaged an affiliate to serve as the Sub-Adviser. If the Sub-Adviser ceases to manage a Portfolio, PIMCO Advisors will either assume full responsibility for the management of that Portfolio, or retain a new Sub-Adviser subject to the approval of the Trustees and, if required, the shareholders.

Under the terms of the Advisory Agreement, PIMCO Advisors is obligated to manage the Portfolios in accordance with applicable laws and regulations. The investment advisory services of PIMCO Advisors to the Trust are not exclusive under the terms of the Advisory Agreement. PIMCO Advisors is free to, and does, render investment advisory services to others.

The Advisory Agreement will continue in effect with respect to a Portfolio for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, by the Adviser, on 60 days' written notice to the other party and will terminate automatically in the event of its assignment, or by vote of a majority of the Trustees who are not interested persons of PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

The Adviser receives no investment advisory or other fees from the Portfolios.

Agreement with Allianz AG

On October 31, 1999, PIMCO Advisors, PAH and Allianz AG announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors and its subsidiaries, including Pacific Investment Management, Cadence, NJF and Parametric (the "Allianz Transaction"). In the Allianz Transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors. Pac Life will retain an approximately 30% interest in PIMCO Advisors after the Allianz Transaction.
The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals. The approval of the Board of Trustees of the Trust and the shareholders of the Funds and Portfolios will be sought in connection with the Allianz Transaction. The Allianz Transaction is expected to be completed by the end of the first quarter of 2000.

This Statement of Additional Information will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.


34


PORTFOLIO MANAGEMENT AGREEMENTS

PIMCO Advisors serves as the investment adviser for the Portfolios. The Adviser employs a Pacific Management Company as the Sub-Adviser to provide investment advisory services to each Portfolio pursuant to portfolio management agreements (each a "Portfolio Management Agreement") between the Adviser and the Portfolio's Sub-Adviser. [Add info re: Pacific Investment Management Company]

PORTFOLIO ADMINISTRATOR

PIMCO Advisory Services ("PAS") serves as administrator (and is referred to in this capacity as the "Administrator") to the Portfolios pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Portfolios, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust's shareholders and regulatory filings. PAS may retain affiliates to provide services as sub-administrators. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Portfolios, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios.

The Administrator has also agreed to bear all costs of the Trust's operations.

The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) by a majority of the Trustees who are not interested persons of the Trust or PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.


DISTRIBUTION OF TRUST SHARES

DISTRIBUTOR

PIMCO Funds Distributors LLC (the "Distributor") serves as the principal underwriter of each Portfolio of the Trust's shares pursuant to a distribution contract with the Trust. The offering of the Trust's shares is continuous. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Trust, on behalf of the Portfolios, pays the Distributor no fees.


PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS

Investment decisions for the Trust and for the other investment advisory clients of the Adviser and the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser or the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Portfolio in determining whether the allocation of an investment is suitable. As a result, larger Portfolios may become more concentrated in more liquid securities than smaller Portfolios or private accounts of the Adviser or the Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or the Sub-Adviser may aggregate orders for the Portfolios with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each.


35


There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Adviser and/or the Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser or Sub-Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Sub-Adviser, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

The Adviser or, pursuant to the portfolio management agreements, the Sub-Adviser, places orders for the purchase and sale of portfolio investments for a Portfolio's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Portfolios, the Adviser and the Sub-Adviser will seek the best price and execution of the Portfolios' orders. In doing so, a Portfolio may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. The Adviser and the Sub-Adviser also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and the Sub-Adviser receive research services from many broker-dealers with which the Adviser and the Sub-Adviser place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and the Sub-Adviser in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fees paid by the Trust are not reduced because the Adviser and the Sub-Adviser receive such services.

In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser and the Sub-Adviser may cause the Trust to pay broker-dealers which provide them with "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or the Sub-Adviser may also consider


36


sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

The Adviser or the Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Adviser or Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer, and if there is in effect a written contract between the Adviser or Sub-Adviser and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

SEC rules further require that commissions paid to such an affiliated broker-dealer, the Adviser, or Sub-Adviser by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

PORTFOLIO TURNOVER

A change in the securities held by a Portfolio is known as "portfolio turnover." The Sub-Adviser manages the Portfolios without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Portfolios. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (E.G., greater than 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Portfolio, the higher these transaction costs borne by the Portfolio generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are taxed when distributed to shareholders who are individuals at ordinary income tax rates). See "Taxation." Each Portfolio expects that its portfolio turnover rate will not exceed __% for its first fiscal year.

The portfolio turnover rate of a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.


NET ASSET VALUE

As indicated in the Prospectus under the heading "How Portfolio Shares are Priced," the net asset value ("NAV") of a Portfolio's shares is determined by dividing the total value of a Portfolio's portfolio investments and other assets attributable to that Portfolio, less any liabilities, by the total number of shares outstanding of that Portfolio.


37


For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in foreign currencies are converted to U.S. dollars using foreign exchange rates obtained from pricing services. As a result, the NAV of a Portfolio's shares may be affected by changes in the value of foreign currencies in relation to the U.S. dollar. The value of securities traded in foreign markets or denominated in foreign currencies may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to buy, redeem or exchange shares. In particular, calculation of the NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Portfolio shares are valued at 12:00 p.m., Eastern time ("Noon"), on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after Noon and do not normally take into account trading, clearances or settlements that take place after Noon. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO Advisors or the Sub-Adviser. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to Noon.

Each Portfolio's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Portfolio's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's ''net asset value'' per share. Under certain circumstances, the per share net asset value of classes of shares of the Portfolios with higher service and/or distribution fees applicable to such shares may be lower than the per share net asset value of the classes of shares with lower or no service and/or distribution fees as a result of the higher daily expense accruals of the service and/or distribution fees applicable to such classes. Generally, for Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular
Portfolio's classes.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


TAXATION

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. You should consult a qualified tax adviser regarding your investment in a Portfolio.


38


Each Portfolio intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Portfolio generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test") and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Portfolio's total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. In order to qualify for the special tax treatment accorded regulated investment companies, each Portfolio must distribute each taxable year an amount at least equal to the sum of (i) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax-exempt interest, net of expenses allocable thereto. For purposes of the Qualifying Income Test, the Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would not constitute qualifying income if such gains are not directly related to investing in securities
(or options and futures with respect to stock or securities). To date, such regulations have not been issued.

In years when a Portfolio distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares.

[The proper tax treatment of income or loss realized by the retirement or sale of certain Metal-Indexed Notes and catastrophe bonds is unclear. The Portfolios will report such income or loss as capital or ordinary income or loss in a manner consistent with any Internal Revenue Service position on the subject following the publication of such a position. Gain or loss from the sale or exchange of preferred stock indexed to the price of a natural resource is expected to be capital gain or loss to the Portfolios.]

DISTRIBUTIONS

As a regulated investment company, each Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and on its net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Portfolio as capital gain dividends, if any, that it distributes to the shareholders on a timely basis. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year.

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Portfolio, regardless of whether received in cash or reinvested in additional shares. Such distributions will be taxable


39


to Shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends, exempt-interest dividends, if any, and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities is generally not so exempt.

Dividends designated by a Portfolio as capital gain dividends derived from the Portfolio's net capital gains are taxable to shareholders as long-term capital gains except as provided by an applicable tax exemption. Any distributions that are not from a Portfolio's net investment income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Each Portfolio will advise shareholders annually of the amount and nature of the dividends paid to them.

The tax status of each Portfolio and the distributions which it may make are summarized in the Prospectus under the captions "Portfolio Distributions" and "Tax Consequences." All dividends and distributions of a Portfolio, whether received in shares or cash, are taxable and must be reported on each shareholder's federal income tax return.

Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Portfolio's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Portfolio's investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. In addition, Portfolios that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. A Portfolio's investment in other investment companies could therefore affect the amount, timing and character of distributions to its shareholders.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Portfolio are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Portfolio reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Portfolio's net asset value also reflects unrealized losses.

SALES OF SHARES

Upon the disposition of shares of a Portfolio (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to shareholders who are individuals. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.


40


[BACKUP WITHHOLDING

A Portfolio may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.]

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS

To the extent such investments are permissible for a Portfolio, the Portfolio's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders, including the Portfolios.

FOREIGN CURRENCY TRANSACTIONS

A Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

FOREIGN TAXATION

Income received by the Portfolios from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser and the Sub-Adviser intend to manage the Portfolios with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so.

ORIGINAL ISSUE DISCOUNT AND PAY-IN-KIND SECURITIES

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Portfolio holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Portfolio in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount


41


is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security.
Market discount generally accrues in equal daily installments. A Portfolio may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Portfolio may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Portfolio will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Portfolio may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Each Portfolio that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received. Such distributions may be made from the cash assets of the Portfolio or by liquidation of portfolio securities, if necessary. The Portfolio may realize gains or losses from such liquidations. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

OTHER TAXATION

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Portfolio will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Portfolio qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Portfolio will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.


OTHER INFORMATION

CAPITALIZATION

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated November ___, 1999. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.


42


Shares begin earning dividends on Portfolio shares the day after the Trust receives the purchase payment from the shareholder. Net investment income from interest and dividends, if any, will be declared and paid [quarterly] to shareholders of record by the Portfolio. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. A Portfolio's dividend and capital gain distributions will be paid only in cash. Dividends will not reinvest.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust (the ''Declaration of Trust'') of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder investing in that Portfolio held liable on account of being or having been such a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Portfolio of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

PERFORMANCE INFORMATION

From time to time the Trust may make available certain information about the performance of one or both of the Portfolios. Information about a Portfolio's performance is based on that Portfolio's record to a recent date and is not intended to indicate future performance.

The total return and yield of the shares of the Portfolios may be included in advertisements or other written material. When a Portfolio's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Portfolio has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Portfolio, as more fully described below. Total return for each Portfolio is measured by comparing the value of an investment in the Portfolio at the beginning of the relevant period to the redemption value of the investment in the Portfolio at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Portfolios may also provide current distribution information to the shareholders in reports or other communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular Portfolio will be based on distributions for a specified period (I.E., total dividends from net investment income), divided by the relevant net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Portfolio has declared and paid to shareholders as of the end of a specified period rather than the Portfolio's actual net investment income for that period.

Performance information is computed separately for each Portfolio. Each Portfolio may from time to time include in advertisements or in information furnished to present or prospective shareholders the yield of its shares, the total return of its shares, and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Portfolio's net asset values and public offering prices will separately present each class of shares. The Portfolios also may compute current distribution rates and use this information in their Prospectus and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.


43


Investment results of the Portfolios will fluctuate over time, and any representation of the Portfolio's total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual and Semi-Annual Reports contain additional performance information for the Portfolios and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

CALCULATION OF YIELD

Quotations of yield for certain of the Portfolios will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


YIELD = 2[( a-b + 1)6 -1]
            ---
             cd

where   a = dividends and interest earned during the period,

        b = expenses accrued for the period (net of reimbursements),

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

        d = the maximum offering price per share on the last day of the period.

The yield of a Portfolio will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Portfolio. These factors, possible differences in the methods used in calculating yield should be considered when comparing a Portfolio's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Portfolio's shares. These yields do not take into account any applicable contingent deferred sales charges.

The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

CALCULATION OF TOTAL RETURN

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over periods of one, five, and ten years (up to the life of the Portfolio), calculated pursuant to the following formula: P (1 +
T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures assume that all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Portfolios may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.


44


Performance information for a Portfolio may also be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australia, Far
East) Index, the Morgan Stanley Capital International Emerging Markets Free Index, the International Finance Corporation Emerging Markets Index, the Baring Emerging Markets Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolios. Unmanaged indexes (I.E., other than Lipper) generally do not reflect deductions for administrative and management costs or expenses. The Adviser and the Sub-Adviser may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and/or the Sub-Adviser as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser and/or the Sub-Adviser in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Portfolios, the Adviser or the Sub-Adviser, should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

The total return of each series may be used to compare the performance of a Portfolio's shares against certain widely acknowledged standards or indexes for stock and bond market performance, against interest rates on certificates of deposit and bank accounts, against the yield on money market funds, against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.

The S&P's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 380 industrial, 10 transportation, 39 utilities and 71 financial services concerns. The S&P 500 represents about 73% of the market value of all issues traded on the New York Stock Exchange.

The S&P's 400 Mid-Cap Index (the "S&P 400 Mid-Cap Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks of companies whose capitalization range from $100 million to over $5 billion and which represent a wide range of industries. As of February 26, 1999, approximately 25% of the 400 stocks were stocks listed on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, 73% were stocks listed on the New York Stock Exchange and 2% were stocks listed on the American Stock Exchange. The Standard & Poor's Midcap 400 Index P/TR consists of 400 domestic stocks chosen for market size (median market capitalization of $1.54 billion), liquidity and industry group representation. It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order.

The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the NASDAQ system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which


45


most active money managers typically select. This large cap index is highly correlated with the S&P 500. The Russell 1000 Value Index contains stocks from the Russell 1000 Index with a less-than-average growth orientation.
It represents the universe of stocks from which value managers typically select.

The Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly-issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,000 bonds. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher by an NRSRO.

BanXquote Money Market, a service of Masterfund Inc., provides the average rate of return paid on 3-month certificates of deposit offered by major banks and the average rate paid by major banks on bank money market funds. The Donoghue Organization, Inc., a subsidiary of IBC USA Inc., publishes the Money Fund Report which lists the 7-day average yield paid on money market funds.

From time to time, the Trust may use, in its advertisements or information furnished to present or prospective shareholders, data concerning the performance and ranking of certain countries' stock markets, including performance and ranking data based on annualized returns over one-, three-, five- and ten-year periods. The Trust may also use data about the portion of world equity capitalization represented by U.S. securities. As of December 31, 1998, the U.S. equity market capitalization represented approximately 40% of the equity market capitalization of all the world's markets. This compares with 52% in 1980 and 70% in 1972.

From time to time, the Trust may use, in its advertisements and other information relating to certain of the Portfolios, data concerning the performance of stocks relative to that of fixed income investments and relative to the cost of living over various periods of time. [The table below sets forth the annual returns for each calendar year from 1973 through 1998 (as well as a cumulative return and average annual return for this period) for the S&P 500 and Treasury bills (using the formula set forth after the table) as well as the rates of inflation (based on the Consumer Price Index) during such periods.


46


                                                                 Consumer Price
Period                       S&P 500          Treasury Bills           Index
------                       -------          --------------     --------------
1973                          -14.7                 6.9                 8.8
1974                          -26.5                 8.0                12.2
1975                           37.2                 5.8                 7.0
1976                           23.8                 5.0                 4.8
1977                           -7.2                 5.1                 6.8
1978                            6.5                 7.2                 9.0
1979                           18.4                10.4                13.3
1980                           32.4                11.2                12.4
1981                           -4.9                14.7                 8.9
1982                           21.4                10.5                 3.8
1983                           22.5                 8.8                 3.8
1984                            6.3                 9.9                 3.9
1985                           32.2                 7.7                 3.8
1986                           18.5                 6.1                 1.1
1987                            5.2                 5.5                 4.4
1988                           16.8                 6.3                 4.4
1989                           31.5                 8.4                 4.6
1990                           -3.2                 7.8                 6.1
1991                           30.5                 5.6                 3.1
1992                            7.7                 3.5                 2.9
1993                           10.1                 2.9                 2.7
1994                            1.3                 3.9                 2.7
1995                           37.4                 5.6                 2.7
1996                           23.1                 5.2                 3.3
1997                           33.4                 5.3                 1.7
1998                           28.6                 4.9                 1.6

Cumulative Return
1973-1998                   2,667.2%              478.0%              285.6%

Average Annual Return
1973-1998                      13.6%                7.0%                5.3%

The average returns for Treasury bills were computed using the following method. For each month during a period, the Treasury bill having the shortest remaining maturity (but not less than one month) was selected. (Only the remaining maturity was considered; the bill's original maturity was not considered). The return for the selected Treasury bill was computed based on the price of the bill as of the last trading day of the previous month and the price on the last trading day of the current month. The price of the bill (P) at each time (t) is given by:

Pt =  [ 1-rd  ]
        ----
      [  360  ]

where,

r = decimal yield on the bill at time t (the average of bid and ask quotes); and d = the number of days to maturity as of time t.

Advertisements and information relating to the Portfolios may use data comparing the performance of stocks of medium-sized companies to that of other companies. The following table sets forth the annual returns for each


47


year from March 1981 (inception of Mid-Cap Index) through December 31, 1998 (as well as a cumulative return and average annual return for this period) for stocks of medium-sized companies (based on the Standard & Poor's Mid-Cap Index), stocks of small companies (based on the Russell 2000 Index) and stocks of larger companies (based on the S&P 500).

                              Small              Mid-Size             Large
Period                      Companies           Companies           Companies
------                      ---------           ---------           ---------
1981 (2/28 -12/31)              1.8                10.6                -2.5
1982                           25.0                22.7                21.4
1983                           29.1                26.1                22.5
1984                           -7.3                 1.2                 6.3
1985                           31.1                36.0                32.2
1986                            5.7                16.2                18.5
1987                           -8.8                -2.0                 5.2
1988                           24.9                20.9                16.8
1989                           16.2                35.6                31.5
1990                          -19.5                -5.1                -3.2
1991                           46.1                50.1                30.5
1992                           18.4                11.9                 7.7
1993                           18.9                14.0                10.1
1994                           -1.8                -3.6                 1.3
1995                           28.4                30.9                37.6
1996                           16.5                19.2                22.9
1997                           22.8                32.3                33.4
1998                           -2.6                19.1                28.6

Cumulative Return
2/28/81-12/31/98              710.5%            1,784.5%            1,616.9%

Average Annual Return
2/28/81-12/31/98               12.4%               17.9%               17.3%

From time to time, the Trust may use, in its advertisements and other information relating to the Portfolios, data concerning the relevant performance and volatility of portfolios consisting of all stocks, portfolios consisting of all bonds and portfolios consisting of stocks and bonds blended with stocks of companies engaged in the extraction, processing, distribution or marketing of gold and other precious metals. The following table shows the annual returns for each calendar year from 1988 through 1998 (as well as cumulative return and average annual return for this period) for an all-stock portfolio (using the S&P 500), an all-bond portfolio (using the Ibbotson's Long-Term Corporate Bond Index), and for a hypothetical portfolio with 45% of its assets in stocks comprising the S&P 500, 45% in bonds comprising the Ibbotson's Long-Term Corporate Bond Index and 10% in stocks comprising the Philadelphia Gold & Silver Index.


48


RETURN AND CUMULATIVE VALUES OF STOCKS, BONDS, SAVINGS RATES
VS. BALANCED PORTFOLIO (ASSUMING REBALANCING AT YEAR-ENDS)

ANNUAL RETURNS

             Small Co.  S&P 500   LT. Corp.
              Stocks    Stocks     Bonds    T-Bills Gold Index Balanced*
             --------   -------   --------  ------- ----------  -------
1988           22.87%    16.81%    10.70%     6.35%   -20.70%     9.03%
1989           10.18%    31.49%    16.23%     8.37%    37.83%    26.43%
1990          -21.56%    -3.17%     6.78%     7.83%   -19.09%    -0.97%
1991           44.63%    30.55%    19.89%     5.59%   -16.75%    21.71%
1992           23.35%     7.67%     9.39%     3.51%   -11.75%     5.07%
1993           20.98%     9.99%    13.17%     2.89%    85.01%    23.46%
1994            3.11%     1.31%    -5.76%     3.90%   -17.12%    -3.12%
1995           34.46%    37.43%    27.20%     5.60%    10.14%    29.01%
1996           17.62%    23.07%     1.40%     5.21%    -3.05%    10.46%
1997           22.78%    33.36%    12.95%     5.26%   -36.45%    17.19%
1998           -7.31%    28.58%    10.76%     4.86%   -12.43%    16.46%

STANDARD
DEVIATION
88-98          17.80%    13.34%     8.37%     1.60%    32.69%    10.35%

CUMULATIVE
88-98          325.3%    575.6%    210.2%     78.0%    -40.8%    349.5%

ANNUALIZED
88-98           19.0%     17.8%     10.8%      5.4%     -4.7%     12.4%

*Balanced:
----------
Stocks            45%
Bonds             45%
Gold              10%
Small Co.          0%
T-Bills            0%


From time to time, the Trust may use, in its advertisements and other information, data concerning the average price-to-earnings ("P/E") ratios of "Value Stocks" and "Growth Stocks." For these purposes, the P/E ratios of Value Stocks are measured by the P/E ratios of the stocks comprising the Russell 1000 Value Index, and the P/E ratios of Growth Stocks are measured by the P/E ratios of the stocks comprising the Russell 1000 Growth Index. Both the Russell 1000 Value Index and Russell 1000 Growth Index are unmanaged indexes, and it is not possible to invest directly in either index. The table below sets forth the average P/E ratio of Value Stocks and the Average P/E ratio of Growth Stocks for the period beginning December 31, 1992 and ending March 31, 1999.


49


                                          Average P/E ratio
                                          -----------------
Period
Ending                        Growth Stocks                  Value Stocks
------                        -------------                  ------------
12/31/92                           21.76                         21.40
 3/31/93                           21.59                         22.36
 6/30/93                           20.86                         21.41
 9/30/93                           20.25                         21.05
12/31/93                           18.33                         17.84
 3/31/94                           18.07                         17.69
 6/30/94                           16.70                         16.31
 9/30/94                           15.98                         15.28
12/31/94                           15.98                         14.97
 3/31/95                           15.80                         14.62
 6/30/95                           16.50                         14.87
 9/30/95                           17.85                         16.17
12/31/95                           17.91                         15.82
 3/31/96                           18.24                         16.07
 6/30/96                           18.57                         15.93
 9/30/96`                          18.88                         15.80
12/31/96                           20.45                         17.03
 3/31/97                           20.28                         16.78
 6/30/97                           22.85                         18.44
 9/30/97                           23.80                         19.60
12/31/97                           22.93                         19.06
 3/31/98                           26.46                         21.32
 6/30/98                           26.55                         20.69
 9/30/98                           25.77                         19.31
12/31/98                           31.31                         22.92
 3/31/99                           39.46                         24.33

Advertisements and information relating to the Portfolios may use data comparing the performance of a hypothetical investment in Growth Stocks, Value Stocks, "Bonds" and "Savings Accounts." For these purposes, the performance of an investment in "Bonds" is measured by the Lehman Aggregate Bond Index, an unmanaged index representative of the U.S. taxable fixed income universe. It is not possible to invest in this index. The performance of an investment in "Savings Accounts" is measured by the return on 3-month U.S. Treasury bills. Similarly, advertisements and information relating to the Portfolios may use data comparing the performance of a hypothetical investment in "Stocks," Bonds and Savings Accounts. For these purposes, the performance of the investment in "Stocks" is measured by the S&P 500, while the performance of Bonds and Savings Accounts is measured as discussed above. The table below sets forth the value at March 31, 1999 of a hypothetical $10,000 investment in Stocks, Growth Stocks, Value Stocks, Bonds and Savings Accounts made at March 31, 1979.

                                      March 31, 1999 Value of $10,000
Asset Category                       Investment made at March 31, 1979
--------------                       ---------------------------------
Growth Stocks                                       $247,076
Value Stocks                                        $231,697
Stocks                                              $126,624
Bonds                                               $ 67,584
Savings Accounts                                    $ 39,985

From time to time, the Trust may use, in its advertisements and other information, data comparing the average annual total return of "Small-Caps," which are stocks represented by the Ibbotson's Small Company Stock


50


Total Return Index, and "Large-Caps," which are stocks represented by the Ibbotson's Large Company Stock Total Return Index. Both indexes are unmanaged indexes, and it is not possible to invest directly in either index. For example, for the period from December 31, 1925 through December 31, 1998, the average annual total return of Small-Caps was 12.4%, and for Large-Caps was 11.2%.

Advertisements and other information and other information relating to the Portfolios may list the annual total returns of certain asset classes during specified years. In such advertisements, the return of "Small Company Stocks" will be measured by the Russell 2000 Index of small company stocks, the returns of "Large Company Stocks" will be measured by the S&P 500, and the return of "Intermediate-Term Government Bonds" will be measured by a one-bond portfolio with a 5-year maturity as measured by Ibbotson Associates. The following table sets for the average return of these asset classes for the specified years.

                    Domestic Asset Class                     Annual Total Return
                    --------------------                     -------------------
1990                Intermediate-Term Government Bonds               +9.7%
1991                Small Company Stocks                            +22.9%
1992                Small Company Stocks                            +31.5%
1993                Small Company Stocks                            +21.0%
1994                U.S. Treasury Bills                              +3.9%
1995                Large Company Stocks                            +37.4%
1996                Large Company Stocks                            +23.0%
1997                Large Company Stocks                            +33.4%
1998                Large Company Stocks                            +28.6%

The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1997/1998 costs of college (using tuition and fees only) and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Portfolios will grow at or above the rate of growth of the cost of a college education.

POTENTIAL COLLEGE COST TABLE

Start                   Public   Private     Start    Public   Private
Year                   College   College      Year   College   College
-----                  -------   -------     -----   -------   -------
1997                   $13,015   $57,165      2005   $16,487   $72,415
1998                   $13,406   $58,880      2006   $16,982   $74,587
1999                   $13,808   $60,646      2007   $17,491   $76,825
2000                   $14,222   $62,466      2008   $18,016   $79,130
2001                   $14,649   $64,340      2009   $18,557   $81,504
2002                   $15,088   $66,270      2010   $19,113   $83,949
2003                   $15,541   $68,258      2011   $19,687   $86,467
2004                   $16,007   $70,306      2012   $20,278   $89,061


COSTS ASSUME A STEADY INCREASE IN THE ANNUAL COST OF COLLEGE OF 3% PER YEAR FROM A 1996-97 BASE YEAR AMOUNT. ACTUAL RATES OF INCREASE MAY BE MORE OR LESS THAN 3% AND MAY VARY.


51


In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each category* during the period from 1974 through 1998 was:

                              Stocks:                   14.9%
                              Bonds:                     9.9%
                              T-Bills:                   7.0%
                              Inflation:                 5.2%


* RETURNS OF UNMANAGED INDEXES DO NOT REFLECT PAST OR FUTURE PERFORMANCE OF THE FIXED INCOME SHARES. STOCKS ARE REPRESENTED BY IBBOTSON'S LARGE COMPANY STOCK TOTAL RETURN INDEX. BONDS ARE REPRESENTED BY IBBOTSON'S LONG-TERM CORPORATE BOND INDEX. TREASURY BILLS ARE REPRESENTED BY IBBOTSON'S TREASURY BILL INDEX AND INFLATION IS REPRESENTED BY THE COST OF LIVING INDEX. THESE ARE ALL UNMANAGED INDEXES, WHICH CAN NOT BE INVESTED IN DIRECTLY. WHILE TREASURY BILLS ARE INSURED AND OFFER A FIXED RATE OF RETURN, BOTH THE PRINCIPAL AND YIELD OF INVESTMENT SECURITIES WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS.
SOURCE: IBBOTSON, ROGER G., AND REX A. SINQUEFILED, STOCKS, BONDS, BILL AND INFLATION (SBBI), 1989, UPDATED IN STOCKS, BONDS, BILLS AND INFLATION 1999 YEARBOOK, IBBOTSON ASSOCIATES, CHICAGO. ALL RIGHTS RESERVED.

The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 20 years from 1979 through 1998, the average annual return of stocks comprising the Ibbotson's Large Company Stock Total Return Index ranged from -4.91% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index
(a "mixed portfolio") would have ranged from [    ]% to 28.2% over the same
period. The average annual returns of each investment category* for each of the years from 1979 through 1998 is set forth in the following table.

                                                       MIXED
YEAR           STOCKS     BONDS   T-BILLS INFLATION  PORTFOLIO
----           ------    ------   -------  --------  ---------
1979           18.44%    -4.18%    10.38%    13.31%     7.78%
1980           32.42%     2.61%    11.24%    12.40%    14.17%
1981           -4.91%    -0.96%    14.71%     8.94%     0.59%
1982           21.41%    43.79%    10.54%     3.87%    28.19%
1983           22.51%     4.70%     8.80%     3.80%    12.64%
1984            6.27%    16.39%     9.85%     3.95%    11.03%
1985           32.16%    30.90%     7.72%     3.77%    26.77%
1986           18.47%    19.85%     6.16%     1.13%    16.56%
1987            5.23%    -0.27%     5.46%     4.41%     3.08%
1988           16.81%    10.70%     6.35%     4.42%    12.28%
1989           31.49%    16.23%     8.37%     4.65%    20.76%
1990           -3.17%     6.87%     7.52%     6.11%     2.98%
1991           30.55%    19.79%     5.88%     3.06%    21.31%
1992            7.67%     9.39%     3.51%     2.90%     7.53%
1993           10.06%    13.17%     2.89%     2.75%     9.84%
1994            1.31%    -5.76%     3.90%     2.67%    -1.00%
1995           37.40%    27.20%     5.60%     2.70%    26.90%
1996           23.10%     1.40%     5.20%     3.30%    10.84%
1997           33.40%    12.90%     7.10%     1.70%    19.94%
1998           28.58%    10.76%     4.86%     1.61%    16.70%


52


* RETURNS OF UNMANAGED INDEXES DO NOT REFLECT PAST OR FUTURE PERFORMANCE OF THE FIXED INCOME SHARES. STOCKS ARE REPRESENTED BY IBBOTSON'S LARGE COMPANY STOCK TOTAL RETURN INDEX. BONDS ARE REPRESENTED BY IBBOTSON'S LONG-TERM CORPORATE BOND INDEX. TREASURY BILLS ARE REPRESENTED BY IBBOTSON'S TREASURY BILL INDEX AND INFLATION IS REPRESENTED BY THE COST OF LIVING INDEX. TREASURY BILLS ARE ALL UNMANAGED INDEXES, WHICH CAN NOT BE INVESTED IN DIRECTLY. WHILE TREASURY BILLS ARE INSURED AND OFFER A FIXED RATE OF RETURN, BOTH THE PRINCIPAL AND YIELD OF INVESTMENT SECURITIES WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. SOURCE: IBBOTSON, ROGER G., AND REX A. SINQUEFILED, STOCKS, BONDS, BILL AND INFLATION (SBBI), 1989, UPDATED IN STOCKS, BONDS, BILLS AND INFLATION 1999 YEARBOOK, IBBOTSON ASSOCIATES, CHICAGO. ALL RIGHTS RESERVED.

The Trust may use in its advertisements and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

Investment         Annual                   Total                    Total
Period         Contribution             Contribution                 Saved
----------     ------------             ------------               --------
30 Years           $1,979                  $59,370                 $200,000
25 Years           $2,955                  $73,875                 $200,000
20 Years           $4,559                  $91,180                 $200,000
15 Years           $7,438                 $111,570                 $200,000
10 Years          $13,529                 $135,290                 $200,000

THIS HYPOTHETICAL EXAMPLE ASSUMES A FIXED 7% RETURN COMPOUNDED ANNUALLY AND A GUARANTEED RETURN OF PRINCIPAL. THE EXAMPLE IS INTENDED TO SHOW THE BENEFITS OF A LONG-TERM, REGULAR INVESTMENT PROGRAM, AND IS IN NO WAY REPRESENTATIVE OF ANY PAST OR FUTURE PERFORMANCE OF THE FIXED INCOME SHARES. THERE CAN BE NO GUARANTEE THAT YOU WILL BE ABLE TO FIND AN INVESTMENT THAT WOULD PROVIDE SUCH A RETURN AT THE TIMES YOU INVEST AND AN INVESTOR IN THE FIXED INCOME SHARES SHOULD BE AWARE THAT THE PORTFOLIOS OF FIXED INCOME SHARES MAY EXPERIENCE IN THE FUTURE PERIODS OF NEGATIVE GROWTH.

The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1998:

                                    % of Income for Individuals
                                    Aged 65 Years and Older in 1997*
                                    --------------------------------

                                    Social Security
Year                                and Pension Plans                  Other
-----                               -----------------                  -----
1997                                  43%                                57%


* FOR INDIVIDUALS WITH AN ANNUAL INCOME OF AT LEAST $51,000. OTHER INCLUDES PERSONAL SAVINGS, EARNINGS AND OTHER UNDISCLOSED SOURCES OF INCOME. SOURCE:
SOCIAL SECURITY ADMINISTRATION.]

Articles or reports which include information relating to performance, rankings and other characteristics of the Portfolios may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Portfolios, and may provide information relating to


53


the Adviser and the Sub-Adviser, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser or the Sub-Adviser who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Portfolios.
From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Portfolios over a specified period of time and may use charts and graphs to display that growth.

From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by the Sub-Adviser who assist with portfolio management and research activities on behalf of the Portfolios.

Ibbotson Associates ("Ibbotson") may analyze the risk and returns of the Portfolios and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson may develop, from time to time, model portfolios of the Portfolios which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Portfolios. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser, the Sub-Adviser nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

[YEAR 2000 READINESS DISCLOSURE

Many of the world's computer systems may be unable to correctly recognize, interpret or use dates beyond the year 1999 (the "Year 2000 Problem"). This inability might lead to significant business disruptions. PIMCO Advisors is taking steps to ensure that its computer systems will function properly. PIMCO Advisors has designated a team of information and business professionals (the "Year 2000 Team") to address the Year 2000 Problem and has developed a written "Year 2000 Plan."

The Year 2000 Plan consists of five general phases: Awareness, Assessment, Remediation, Testing and Implementation. The Year 2000 Plan and budget were prepared and approved by PIMCO Advisors' Management Board on July 21, 1998. During the Awareness phase, the Year 2000 Team informed the employees of the Adviser and its subsidiaries, including their highest levels of management, about the Year 2000 Problem. During the Assessment phase, the Year 2000 Team prepared an inventory of information technology ("IT") and non-IT systems used by the Adviser, its subsidiaries and Pacific Investment Management. Systems were classified as software, hardware or embedded chips. Separately, systems were also classified as mission critical or non-mission critical. As the inventory was compiled and verified, each system was preliminarily assessed for Year 2000 compliance. This preliminary assessment was made by obtaining manufacturers' representations that a given product is Year 2000 compliant or other evidence of compliance. Systems for which no such evidence can be obtained were identified as candidates for correction or replacement ("Remediation"). During the Remediation phase, software, hardware and embedded chips identified during the Assessment phase to be non-Year 2000 compliant are corrected or replaced. Necessarily, further corrections and replacements may need to be made after the Remediation phase has been completed as a result of problems identified during the Testing phase or otherwise. During the Testing phase, the Adviser performs internal testing, point-to-point testing and industry testing programs. Testing generally will be performed in order of criticality, with mission-critical systems receiving the highest priority. PIMCO Advisors does not plan to test non-mission critical systems that are not used in its business (E.G., software applications incidently installed on PCs). Several subsidiaries of the Adviser plan on participating in the Securities Industry Association industry-wide testing forum. During the Implementation phase, systems that have been tested and identified as being Year 2000 compliant are put into normal business operation and contingency plans are finalized.


54


As with all investment advisers, the business operations of the Adviser, its investment advisory subsidiaries and Pacific Investment Management are heavily dependent upon a complete worldwide network of financial systems that utilize date fields. The ability of the Adviser, its investment advisory subsidiaries and Pacific Investment Management to endure any adverse effects of the transition to the Year 2000 are highly dependent upon the efforts of third parties, particularly issuers, brokers, dealers and custodians. The failure of third party organizations to resolve their own processing issues with respect to the Year 2000 Problem in a timely manner could have a material adverse effect on the Adviser's business. As of the date of this Statement of Additional Information, the management of each of the Adviser, its investment advisory subsidiaries and Pacific Investment Management believes that the transition to the Year 2000 will not have a material adverse effect on its business or operations. However, complications as yet unidentified may arise in internal or external systems or with data providers, other securities firms or institutions, issuers, counterparties or other entities or even with general economic conditions related to the Year 2000 Problem.
The Year 2000 problem may be particularly acute with respect to foreign markets and securities of foreign issuers in which the Portfolios invest due to a potential lack of Year 2000 compliance efforts in foreign markets or by foreign companies. Although the Adviser's efforts and expenditures in connection with the Year 2000 Problem are substantial, there can be no assurances that shareholders will not suffer from disruptions or adverse results arising as a consequence of the Year 2000 Problem.]

COMPLIANCE EFFORTS RELATED TO THE EURO

Another potential computer system problem may arise in conjunction with the recent introduction of the euro. Whether introducing the euro to financial companies' systems will be problematic is not fully known; however, the cost associated with making systems recognize the euro is not currently expected to be material.

VOTING RIGHTS

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). Each Portfolio has identical voting rights except that each Portfolio has exclusive voting rights on any matter submitted to shareholders that relates solely to that Portfolio, and has separate voting rights on any matter submitted to shareholders in which the interests of one Portfolio differ from the interests of any other Portfolio. Each Portfolio has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that Portfolio. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Portfolio separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect Portfolios, then only shareholders of the Portfolio(s) affected shall be entitled to vote on the matter. The shares of the Portfolios will vote together except when the vote of a single Portfolio is required as specified above or otherwise by the 1940 Act.

The Trust's shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

CERTAIN OWNERSHIP OF TRUST SHARES


55


As of [_____], the Trust believes that the Trustees and officers of the Trust, as a group, owned less than [__] percent of each class of each Portfolio and of the Trust as a whole. As of [_____], the following persons owned of record or beneficially [__]% or more of the noted class of shares of the following Portfolios [NOTE: TO BE UPDATED]:

                                            Percentage of        Percentage of
                       Shares of             Outstanding          Outstanding
                      Beneficial             Shares of            Shares of
                       Ownership            Class Owned          Portfolio Owned
                      -----------          --------------        ---------------










* Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act.

**  Shares are believed to be held only as nominee.

CUSTODIAN

Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of each Portfolio. Pursuant to a separate sub-custody agreement between IFTC and State Street Bank and Trust Company ("State Street"), State Street serves as subcustodian of the Trust for the custody of the foreign securities acquired by the Portfolios. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets, although the Trustees reserve the right to delegate their selection responsibilities in light of recent amendments to Rule 17f-5 under the 1940 Act, in which case the factors for consideration would differ from those referenced above. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Portfolios will not occur, and shareholders bear the risk of losses arising from these or other events.

INDEPENDENT ACCOUNTANTS


56


PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, Missouri 64105, serves as the independent public accountants for the Portfolios.
PricewaterhouseCoopers LLP provides audit services, accounting assistance, and consultation in connection with SEC filings.

TRANSFER AGENT

National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105, serves as the Transfer Agent for the Trust's shares.

LEGAL COUNSEL

Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as legal counsel to the Trust.

REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.


57


PART C.  OTHER INFORMATION

Item 23.  Exhibits.

          The letter of each exhibit relates to the exhibit designation in Form N-1A:

         (a) Agreement and Declaration of Trust, filed herewith.
         (b) Form of Bylaws, filed herewith.
         (c) Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Agreement and Declaration of Trust, filed herewith.
         (d) (1) Form of Investment Advisory Agreement, filed herewith.
             (2) Form of Portfolio Management Agreement with Pacific Investment
                 Management Company, filed herewith.
         (e) Distribution Contract (1).
         (f) Not applicable.
         (g) Form of Custody and Investment Accounting Agreement with Investors Fiduciary Trust Company (1).
         (h)
             (1) Form of Administration Agreement between the Trust and PIMCO
                 Advisory Services, filed herewith.
             (2) Form of Transfer Agency Agreement (1).
         (i) Opinion and Consent of Counsel (1).
         (j) Not applicable.
         (k) Not applicable.
         (l) Initial Capital Agreement (1).
         (m) Not applicable.
         (n) Not applicable.


1


---------------------

(1)    To be filed by amendment.


2


Item 24.  Persons Controlled by or Under Common Control with Registrant.

          Not applicable.

Item 25.  Indemnification.

Reference is made to Article VIII, Section 1, of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor and Portfolio Managers.

Unless otherwise stated, the principal business address of each organization listed in 840 Newport Center Drive, Newport Beach, CA 92660.


                                PIMCO Advisors L.P.

Name                         Position with Advisor                  Other Affiliates
----                         ---------------------                  ----------------
Walter E. Auch, Sr.          Member of Management Board             Management Consultant;
                                                                    Director, Fort Dearborn Fund,
                                                                    Shearson VIP Fund, Shearson
                                                                    Advisors Fund, Shearson TRAK
                                                                    Fund, Banyan Land Trust,
                                                                    Banyan Land Fund II, Banyan
                                                                    Mortgage Fund, Allied
                                                                    Healthcare Products, Inc., First
                                                                    Western Inc., DHR Group and
                                                                    Geotech Industries.


3


William R. Benz              Member of Management Board             See Pacific Investment
                                                                    Management Company.

David B. Breen               Member of Management Board             Director, Managing Director
                                                                    and Chief Executive Officer,
                                                                    Cadence Capital Management,
                                                                    Inc.,; Managing Director and
                                                                    Chief Executive Officer,
                                                                    Cadence Capital Management.

Donald A. Chiboucas          Member of Management Board             Director, Columbus Circle
                                                                    Investors Management, Inc.;
                                                                    Managing Director, Columbus
                                                                    Circle Investors.

Kenneth W. Corba             Member of Management Board.            None.
                             Managing Director and Chief
                             Investment Officer of PIMCO
                             Equity Advisors.

William D. Cvengros          Chief Executive Officer and            Trustee and Chairman of the
                             President, Member of                   Trust; Director, PIMCO Funds
                             Management Board                       Distributors LLC, Chief
                                                                    Executive Officer and President,
                                                                    Value Advisors LLC; Director,
                                                                    PIMCO Funds Advertising
                                                                    Agency; Director, President and
                                                                    Chief Executive Officer,
                                                                    Thomson Advisory Group, Inc.

Walter B. Gerken             Chairman and Member of                 Director and Managing Director,
                             Management Board                       PIMCO Management, Inc.;
                                                                    Managing Director, Pacific
                                                                    Investment Management
                                                                    Company; Senior Vice
                                                                    President, PIMCO Funds:
                                                                    Pacific Investment Management
                                                                    Series, PIMCO Variable
                                                                    Insurance Trust; Director and
                                                                    Vice President, StocksPLUS
                                                                    Management, Inc.; Member of
                                                                    PIMCO Partners LLC.


4


Brent R. Harris              Member of Management Board             Director and Managing Director,
                                                                    PIMCO Management, Inc.;
                                                                    Managing Director, Pacific
                                                                    Investment Management
                                                                    Company; Director and Vice
                                                                    President, StocksPLUS
                                                                    Management, Inc.; Chairman of
                                                                    the Board and Trustee, PIMCO
                                                                    Funds:  Pacific Investment
                                                                    Management Series, PIMCO
                                                                    Variable Insurance Trust and
                                                                    PIMCO Commercial Mortgage
                                                                    Securities Trust, Inc.; Member
                                                                    of PIMCO Partners LLC.

Donald R. Kurtz              Member of Management Board             Donald R. Kurt Member of
                                                                    Management Board. Formerly,
                                                                    Vice President of Internal Asset
                                                                    Management, General Motors
                                                                    Investment Corp.; Director,
                                                                    Thomson Advisory Group L.P.

George A. Long               Member of Management Board             Chairman and Chief Executive
                                                                    Officer of Oppenheimer Capital.

James McCaughan              Member of Management Board             Chief Executive Officer,
                                                                    Oppenheimer Capital.

James F. McIntosh            Member of Management Board             Executive Director, Allen
                                                                    Matkins, Leck, Gamble &
                                                                    Mallory LLP.  Formerly,
                                                                    Director, Pacific Investment
                                                                    Management Company.

Kenneth H. Mortenson         Member of Management Board             Managing Director of
                                                                    Oppenheimer Capital.

William F. Podlich, III      Member of Management Board             Director and Managing Director,
                                                                    PIMCO Management, Inc.;
                                                                    Managing Director, Pacific
                                                                    Investment Management Company;
                                                                    Vice President,


5


                                                                    PIMCO Commercial Mortgage
                                                                    Securities Trust, Inc.; Member
                                                                    of PIMCO Partners LLC.

William C. Powers.           Member of Management Board             See Pacific Investment
                                                                    Management Company.

Glenn W. Schafer             Member of Management Board             Board President and Director,
                                                                    Pacific Mutual Holding
                                                                    Company, Pacific LifeCorp,
                                                                    Pacific Life Insurance
                                                                    Company, Pacific Financial
                                                                    Asset Management Corp.,
                                                                    PMRealty Advisors, Inc.;
                                                                    Director, Pacific Mutual
                                                                    Distributors, Inc., Mutual
                                                                    Distributors, Inc., Mutual
                                                                    Service Corporation,
                                                                    UnitedPlanners' Group, Inc.,
                                                                    Thomson Advisory Group.

Thomas C. Sutton             Member of Management Board             Chairman, Chief Executive
                                                                    Officer and Director, Pacific
                                                                    William S. Thomson, Jr. Mutual
                                                                    Holding Company, Pacific
                                                                    LifeCorp, Pacific Life Insurance
                                                                    Company, Pacific Financial
                                                                    Asset Management Corp.;
                                                                    Director, Pacific Mutual
                                                                    Distributors, Inc.,  Mutual
                                                                    Service Corporation, United
                                                                    Planners' Group, Inc., PMRealty
                                                                    Advisors, Inc.

William S. Thomson, Jr.      Member of Management Board;            Director, Managing Director and
                             Chairman, Executive Committee          Chief Executive Committee
                                                                    Fitzgerald Officer, PIMCO
                                                                    Management, Inc.; Chief
                                                                    Executive Officer and Managing
                                                                    Director, Pacific Investment
                                                                    Management Company;
                                                                    Member, President and Chief


6


                                                                    Executive Officer, PIMCO
                                                                    Partners LLC; Director and
                                                                    President, StocksPLUS
                                                                    Management, Inc.; Vice
                                                                    President, PIMCO Variable
                                                                    Insurance Trust, PIMCO Funds:
                                                                    Pacific Investment
                                                                    Management Series, and
                                                                    PIMCO Commercial Mortgage
                                                                    Securities Trust, Inc.; Director,
                                                                    Thomson Advisory Group, Inc.

Robert M. Fitzgerald         Senior Vice President and              Chief Financial Officer and
                             Chief Financial Officer                Treasurer, PIMCO Funds
                                                                    Distributors, LLC, Columbus
                                                                    Circle Investors, Columbus
                                                                    Circle Investors Management,
                                                                    Inc., Cadence Capital
                                                                    Management, Inc., NFJ
                                                                    Investment Group, NFJ
                                                                    Management, Inc., Parametric
                                                                    Portfolio Associates, Parametric
                                                                    Management, Inc., PIMCO
                                                                    Management, Inc., Pacific
                                                                    Investment Management
                                                                    Company, and StocksPLUS
                                                                    Management, Inc.; Chief
                                                                    Financial Officer and Assistant
                                                                    Treasurer, Cadence Capital
                                                                    Management; Senior Vice
                                                                    President and Chief Financial
                                                                    Officer, Value Advisors LLC;
                                                                    Chief Financial Officer,
                                                                    Columbus Circle Trust
                                                                    Company; Chief Financial
                                                                    Officer and Treasurer, PIMCO
                                                                    Funds Advertising Agency;
                                                                    Senior Vice President, Chief
                                                                    Financial Officer and Treasurer,
                                                                    Thomson Advisory Group, Inc.

Benjamin L. Trosky           Member of Management Board             Managing Director, Pacific

7


                                                                    Investment Management
                                                                    Company; Director and
                                                                    Managing Director, PIMCO
                                                                    Management, Inc.; Senior Vice
                                                                    President, PIMCO Commercial
                                                                    Mortgage Securities Trust, Inc.,;
                                                                    Member of PIMCO Partners LLC.

Bradley W. Paulson           Vice President                         Vice President and Secretary,
                                                                    PIMCO Global Advisors
                                                                    (Europe) Limited, PIMCO
                                                                    Global Advisors (Japan)
                                                                    Limited; Vice President, Pacific
                                                                    Investment Management
                                                                    Company.

Kenneth M. Poovey            Chief Operating Officer and            Executive Vice President and
                             General Counsel                        General Counsel, Value
                                                                    Advisors LLC and Thomson
                                                                    Advisory Group, Inc.

Stephen J. Treadway          Executive Vice President               Chairman, President, and Chief
                                                                    Executive Officer, PIMCO
                                                                    Funds Advertising Agency, Inc.,
                                                                    PIMCO Funds Distributors
                                                                    LLC, and Trustee, President and
                                                                    Chief Executive Officer of the
                                                                    Trust; Executive Vice President,
                                                                    Value Advisors LLC.

Robert S. Venable            Vice President                         None.

James G. Ward                Senior Vice President,                 Senior Vice President, Human
                             Human Resources                        Resources, Value Advisors
                                                                    LLC; Senior Vice President,
                                                                    Thomson Advisory Group, Inc.

Richard M. Weil              Senior Vice President -                Senior Vice President, Assistant
                             Legal, Secretary                       Secretary, PIMCO Management,
                                                                    Inc.; Secretary , Cadence Capital Management,


8


                                                                    Inc., NFJ Investment Group,
                                                                    NFJ Management, Inc.,
                                                                    Parametric Portfolio Associates,
                                                                    Parametric Management, Inc.,
                                                                    and StocksPLUS Management,
                                                                    Inc.; Assistant Secretary,
                                                                    Columbus Circle Investors,
                                                                    Columbus Circle Investors
                                                                    Management, Inc.; Cadence
                                                                    Capital Management, PIMCO
                                                                    Funds Advertising Agency, Inc.
                                                                    and Pacific Management
                                                                    Investment Company; Senior
                                                                    Vice President, Legal, Secretary
                                                                    Value Advisors LLC, Thomson
                                                                    Advisors LLC, Thomson
                                                                    Advisory Group, Inc., and Vice
                                                                    President of the Trust.

Frank C. Poli                Vice President, Director of            Compliance Officer, PIMCO
                             Compliance                             Funds Distributors LLC.

Vinh T. Nguyen               Vice President, Controller             Vice President, Controller,
                                                                    Columbus Circle Investors
                                                                    Management, Inc., Cadence
                                                                    Capital Management, Inc., NFJ
                                                                    Management, Inc., Parametric
                                                                    Management, Inc., StocksPLUS
                                                                    Management, Inc., PIMCO
                                                                    Funds Advertising Agency, Inc.,
                                                                    PIMCO Funds Distributors
                                                                    LLC, and Value Advisors LLC;
                                                                    Controller, Pacific Investment
                                                                    Management Company and
                                                                    PIMCO Management, Inc.

Timothy R. Clark             Vice President, Mutual Funds           Senior Vice President, PIMCO
                             Division                               Funds Distributors LLC.

Newton B. Schott, Jr.        Senior Vice President, Mutual          Director, Executive Vice
                             Funds Division                         President, Chief Administrative
                                                                    Officer, General Counsel and


9


                                                                    Secretary, PIMCO Funds
                                                                    Distributors LLC and PIMCO
                                                                    Funds Advertising Agency, Inc.;
                                                                    Chief Legal Officer and
                                                                    Secretary, Columbus Circle
                                                                    Investors, Columbus Circle
                                                                    Investors Management, Inc.;
                                                                    Senior Vice President, Mutual
                                                                    Fund Division; General Counsel
                                                                    and Secretary, Columbus Circle
                                                                    Trust Company; Vice President
                                                                    and Secretary, the Trust; Senior
                                                                    Vice President, Value Advisors
                                                                    LLC.

Diane P. Dubois              Vice President, Finance                None.

Ernest L. Schmider           Senior Vice President                  See Pacific Investment
                                                                    Management Company.

                   Pacific Investment Management Company ("PIMCO")


Name                         Position with Portfolio Manager        Other Affiliations
----                         -------------------------------        ------------------
George C. Allan              Senior Vice President                  Senior Vice President,
                                                                    PIMCO Management, Inc.

Tamara J. Arnold             Senior Vice President                  Senior Vice President,
                                                                    PIMCO Management, Inc.

Michael R. Assay             Vice President                         Vice President,
                                                                    PIMCO Management, Inc.

Leslie A. Barbi              Senior Vice President                  Senior Vice President,
                                                                    PIMCO Management, Inc.

William R. Benz, II          Managing Director                      Director and Managing
                                                                    Director, PIMCO Management, Inc.;
                                                                    Member of PIMCO Partners LLC.
                                                                    Member of


10


                                                                    Management Board,
                                                                    PIMCO Advisors L.P.

Gregory A. Bishop            Vice President                         None.

Andrew Brick                 Senior Vice President                  Senior Vice President,
                                                                    PIMCO Management, Inc.

John B. Brynjolfsson         Vice President                         Vice President,
                                                                    PIMCO Management, Inc.

R. Wesley Burns              Managing Director                      Executive Vice President,
                                                                    PIMCO Management, Inc. and the Trust;
                                                                    President, PIMCO Funds:
                                                                    Pacific Investment Management Series;
                                                                    President and Director,
                                                                    PIMCO Commercial Mortgage Securities Trust, Inc.;
                                                                    President and Trustee,
                                                                    PIMCO Variable Insurance Trust;
                                                                    Director, PIMCO Global Advisors (Ireland)
                                                                    Limited and PIMCO Advisors Funds plc.

Carl J. Cohen                Vice President                         Vice President,
                                                                    PIMCO Management, Inc.

Jerry L. Coleman             Vice President                         Vice President,
                                                                    PIMCO Management, Inc.

Doug Cummings                Vice President                         Vice President,
                                                                    PIMCO Management, Inc.

Wendy W. Cupps               Vice President                         Vice President,
                                                                    PIMCO Management, Inc.

Chris Dialynas               Director                               Managing Director,
                                                                    PIMCO Management, Inc.

David J. Dorff               Vice President

Michael Dow                  Vice President                         Vice President, PIMCO


11


                                                                    Management, Inc.
                                                                    and PIMCO Funds:
                                                                    Pacific Investment Management Series.

Anita Dunn                   Vice President                         Senior Vice President,
                                                                    PIMCO Management, Inc.

A. Benjamin Ehlert           Executive Vice President               Executive Vice President,
                                                                    PIMCO Management, Inc.

Robert A. Ettl               Senior Vice President and              Vice President,
                             Chief Operations Officer               PIMCO Management, Inc.

Anthony L. Faillace          Vice President                         Vice President,
                                                                    PIMCO Management, Inc.

Robert M. Fitzgerald         Chief Financial Officer                See PIMCO Advisors, L.P.
                             and Treasurer

Ursula T. Frisch             Vice President                         Vice President,
                                                                    PIMCO Management, Inc. and
                                                                    PIMCO Funds:  Pacific Investment
                                                                    Management Series.

William H. Gross             Managing Director                      See PIMCO Advisors L.P.

John L. Hague                Managing Director                      Director, PIMCO Management, Inc.,
                                                                    Member of PIMCO Partners LLC.

Gordon C. Hally              Executive Vice President               Executive Vice President,
                                                                    PIMCO Management, Inc.

Pasi M. Hamalainen           Executive Vice President               Executive Vice President,
                                                                    PIMCO Management, Inc.

John P. Hardaway             Senior Vice President                  Vice President, PIMCO Management, Inc.;
                                                                    Treasurer of the Trust, PIMCO Funds:
                                                                    Pacific Investment Management Series,
                                                                    PIMCO Commercial Mortgage Securities Trust, Inc.,


12


                                                                    and PIMCO Variable Insurance Trust.

Brent R. Harris              Managing Director                      See PIMCO Advisors L.P.

Joseph Hattesohl             Vice President and Manager of          Vice President, PIMCO Management, Inc.;
                             Fund Taxation                          Assistant Treasurer, the Trust, PIMCO Funds:
                                                                    Pacific Investment Management Series,
                                                                    PIMCO Variable Insurance Trust,
                                                                    and PIMCO Commercial Mortgage
                                                                    Securities Trust, Inc.

Raymond C. Hayes             Vice President                         Vice President, PIMCO Management, Inc.

Robert G. Herin              Vice President                         Vice President, PIMCO Management, Inc.

David C. Hinman              Vice President                         Vice President, PIMCO Management, Inc.

Liza Hocson                  Vice President                         Vice President, PIMCO Management, Inc.

Douglas M. Hodge             Executive Vice President               Executive Vice President, PIMCO Management, Inc.

Brent L. Holden              Executive Vice President               Executive Vice President, PIMCO Management, Inc.

Dwight F. Holloway, Jr.      Vice President                         Vice President, PIMCO Management, Inc.

Jane T. Howe                 Vice President                         Vice President, PIMCO Management, Inc.

Mark Hudoff                  Vice President                         Vice President, PIMCO Management, Inc.

Margaret E. Isberg           Executive Vice President               Executive Vice President,
                                                                    PIMCO Management, Inc.;


13


                                                                    Senior Vice President, PIMCO Funds:
                                                                    Pacific Investment Management Series.

James M. Keller              Vice President                         Vice President, PIMCO Management, Inc.

Sharon K. Kilmer             Executive Vice President               None.

Thomas J. Kelleher           Vice President                         Vice President, PIMCO Management, Inc.

Raymond G. Kennedy           Senior Vice President                  Senior Vice President,
                                                                    PIMCO Management, Inc.

Mark R. Kiesel               Vice President                         Vice President, PIMCO Management, Inc.

Steven P. Kirkbaumer         Vice President                         None.

John S. Loftus               Executive Vice President               Executive Vice President,
                                                                    PIMCO Management, Inc.;
                                                                    Vice President and Assistant Secretary,
                                                                    StocksPLUS Management, Inc.

David Lown                   Vice President                         Vice President, PIMCO Management, Inc.

Andre J. Mallegol            Vice President                         Vice President, PIMCO Management, Inc.

Michael E. Martini           Vice President                         Vice President, PIMCO Management, Inc.

Dean S. Meiling              Managing Director                      Director and Managing Director,
                                                                    PIMCO Management, Inc.;
                                                                    Vice President, PIMCO Funds:
                                                                    Pacific Investment Management Series and
                                                                    PIMCO Commercial Mortgage Securities Trust, Inc.;
                                                                    Member of  PIMCO Partners LLC.


14


Joseph V. McDevitt           Executive Vice President               Vice President, PIMCO Management, Inc.

James F. Muzzy               Managing Director                      Director and Managing Director,
                                                                    PIMCO Management, Inc.; Vice President,
                                                                    PIMCO Funds:  Pacific
                                                                    Investment Management Series;
                                                                    Director and Vice President,
                                                                    StocksPLUS Management, Inc.;
                                                                    Member of PIMCO Partners LLC.

Doris S. Nakamura            Vice President

Vinh T. Nguyen               Controller                             See PIMCO Advisors L.P.

Douglas J. Ongaro            Vice President                         Vice President, PIMCO Management, Inc.
                                                                    and PIMCO Funds:
                                                                    Pacific Investment Series.

Thomas J. Otterbein          Vice President                         Vice President, PIMCO Management, Inc.

Victoria M. Paradis          Vice President                         Vice President, PIMCO Management, Inc.

Bradley W. Paulson           Vice President                         Vice President and Secretary,
                                                                    Vice President PIMCO Global Advisors (Europe)
                                                                    Limited, PIMCO Global Advisors (Japan) Limited.

Elizabeth M. Philipp         Vice President                         Vice President,
                                                                    PIMCO Management, Inc.

David J. Pittman             Vice President                         None.

William F. Podlich, III      Managing Director                      See PIMCO Advisors L.P.

William C. Powers            Managing Director                      Director and Managing Director,
                                                                    PIMCO Management,


15


                                                                    Inc.; Senior Vice President
                                                                    PIMCO Commercial Mortgage Securities Trust, Inc.;
                                                                    Member of PIMCO Partners LLC.
                                                                    Member of Management Board, PIMCO Advisors L.P.

Edward P. Rennie             Senior Vice President                  Senior Vice President,
                                                                    PIMCO Management, Inc.

Terry A. Randall             Vice President

Scott L. Roney               Vice President                         Vice President, PIMCO Management, Inc.

Michael J. Rosborough        Senior Vice President                  Senior Vice President,
                                                                    PIMCO Management, Inc.

Seth R. Ruthen               Vice President                         Vice President, PIMCO Management, Inc.

Jeffrey M. Sargent           Vice President and Manager             Vice President of the Trust,
                             Shareholder Services and               PIMCO Management, Inc.;
                             Fund Administration                    Senior Vice President, PIMCO Funds:
                                                                    Pacific Investment Management Series,
                                                                    PIMCO Variable Insurance Trust, and PIMCO
                                                                    Commercial Mortgage Securities Trust, Inc.

Ernest L. Schmider           Executive Vice President, Secretary,   Executive Vice President,
                             Chief Administrative and Legal         Secretary, Chief Administrative
                             Officer                                and Legal Officer,
                                                                    PIMCO Management, Inc.;
                                                                    Director, Assistant Secretary,
                                                                    Assistant Treasurer, StocksPLUS Management, Inc.;
                                                                    Secretary, PIMCO Partners LLC.

Leland T. Scholey            Senior Vice President                  Senior Vice President,
                                                                    PIMCO Management, Inc.,
                                                                    and PIMCO Funds: Pacific Investment
                                                                    Management Series.


16


Richard W. Selby             Senior Vice President and              None.
                             Chief Technology Officer

Denise C. Seliga             Vice President                         Vice President, PIMCO Management, Inc.

Rita J. Seymour              Vice President                         Vice President, PIMCO Management, Inc.

Christopher Sullivan         Vice President                         Vice President, PIMCO Management, Inc.

Cheryl L. Sylwester          Vice President                         Vice President, PIMCO Management, Inc.

Lee R. Thomas, III           Managing Director                      Director and Managing Director,
                                                                    PIMCO Management, Inc.;
                                                                    Member of PIMCO Partners LLC.

William S. Thomson, Jr.      Director, Managing Director,           See PIMCO Advisors L.P.
                             Chief Executive Officer

Benjamin L. Trosky           Managing Director                      See PIMCO Advisors L.P.

Richard E. Tyson             Vice President                         Vice President, PIMCO Management, Inc.

Peter A. Van de Zilver       Vice President                         Vice President, PIMCO Management, Inc.

Marilyn Wegener              Vice President                         Vice President, PIMCO Management, Inc.

Richard M. Weil              Assistant Secretary                    See PIMCO Advisors L.P.

Paul C. Westhead             Vice President                         Vice President, PIMCO Management, Inc.

Kristen M. Wilsey            Vice President                         Vice President, PIMCO Management, Inc.
                                                                    and PIMCO Funds: Pacific Investment
                                                                    Management Series.


17


George H. Wood               Senior Vice President                  Senior Vice President,
                                                                    PIMCO Management, Inc.

Michael A. Yetter            Vice President                         Vice President, PIMCO Management, Inc.

David Young                  Vice President                         Vice President, PIMCO Management, Inc.


Item 27.  Principal Underwriters.

     (a) PIMCO Funds Distributors LLC (the "Distributor") serves as Distributor of shares for the Registrant and also of PIMCO Funds:
Multi-Manager Series and PIMCO Funds: Pacific Investment Management Series. The Distributor is a wholly owned subsidiary of PIMCO Advisors L.P., the Registrant's Adviser.

     (b)

Name and Principal       Positions and Officers        Positions and Offices
Business Address*        with Underwriter              with Registrant
----------------         ----------------------        ---------------------
Jeffrey L. Booth         Vice President                Vice President, PIMCO
                                                       Funds Advertising
                                                       Agency, Inc.

James D. Bosch           Regional Vice President       None.

Deborah P. Brennan       Vice President                None.

Timothy R. Clark         Senior Vice President         None.

Jonathan P. Fessel       Vice President                None.

Robert M. Fitzgerald     Chief  Financial Officer
                         and Treasurer                 None.

Michael J. Gallagher     Vice President                None.

David S. Goldsmith       Vice President                None.

Ronald H. Gray           Vice President                None.


18


John B. Hussey           Vice President                None.

Edward W. Janeczek       Senior Vice President         None.

Stephen R. Jobe          Vice President                Vice President, PIMCO
                                                       Funds Advertising
                                                       Agency, Inc.

Jonathan C. Jones        Vice President                None.

Raymond Lazcano          Vice President                None.

William E. Lynch         Senior Vice President         None.

Kevin D. Maloney         Compliance Officer            None.

Jacqueline A. McCarthy   Vice President                None.

Andrew J. Meyers         Executive Vice President      Executive Vice
                                                       President, PIMCO Funds
                                                       Advertising Agency, Inc.

Fiora N. Moyer           Regional Vice President       None.

Philip J. Neugebauer     Vice President                Vice President, Director
                                                       of Compliance,
                                                       PIMCO Advisors L.P.

Vinh T. Nguyen           Vice President, Controller    None.

Joffrey H. Pearlman      Regional Vice President       None.

Glynne P. Pisapia        Regional Vice President       None.

Francis C. Poli          Compliance Officer            Vice President,
                                                       Director of Compliance,
                                                       PIMCO Advisors L.P.

Mark J. Porterfield      Vice President,               Vice President,
                         Compliance Officer            Compliance Officer,
                                                       PIMCO Advisors L.P.

Newton B. Schott, Jr.    Executive Vice President,     Vice President and
                         Chief Administrative          Secretary.
                         Officer, General Counsel
                         and Secretary


19


Robert M. Smith          Vice President                None.

Ellen Z. Spear           Vice President                Vice President, PIMCO
                                                       Funds Advertising
                                                       Agency, Inc.

Daniel W. Sullivan       Vice President                None.

William H. Thomas, Jr.   Regional Vice President       None.

Stephen J. Treadway      Chairman, President and       Executive Vice
                         Chief Executive Officer       President, PIMCO
                                                       Advisors L.P. and
                                                       Trustee.

Paul H. Troyer           Senior Vice President         None.

Brian F. Trumbore        Executive Vice President      None.

Richard M. Weil          Assistant Secretary           None.

---------------------

The principal business address for all individuals listed is 2187 Atlantic Street, Stamford, CT 06902, except for Messrs. Fitzgerald, Maloney, Nguyen, Poli and Weil, for whom the address is 800 Newport Center Drive, Newport Beach, CA 92660.

     (c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.  Location of Accounts and Records.

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Investors Fiduciary Trust Company, 21 West 10th Street, Kansas City, Missouri 64105, and Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217.

Item 29.  Management Services.

          Not Applicable.


20


Item 30.  Undertakings.

          Not Applicable.


21


                                          NOTICE

A copy of the Agreement and Declaration of Trust of Fixed Income SHares (the "Trust"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.


                                        SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and the State of New York on the 5th day of November, 1999.

                                                   FIXED INCOME SHARES

                                                   By: STEPHEN J. TREADWAY
                                                       _______________________
                                                       Stephen J. Treadway,
                                                       President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name                        Capacity                          Date
----                        --------                          -----

STEPHEN J. TREADWAY
-------------------         Trustee, President (principal     November 5, 1999
Stephen J. Treadway         executive), and Treasurer
                            (principal financial officer
                            and principal accounting officer)


22


                               EXHIBIT INDEX

Exhibit No.                    Exhibit Name
----------                     ------------
(a)                            Form of Agreement and Declaration of Trust.
(b)                            Form of First Bylaws.
(c)                            Article III (Shares) and Article V
                               (Shareholders' Voting Powers and Meetings) of the Agreement and Declaration of Trust.
(d)(1)                         Form of Investment Advisory Agreement.
(d)(2)                         Form of Portfolio Management Agreement with
                               Pacific Investment Management Company.
(h)(1)                         Form of Administration Agreement between the
                               Trust and PIMCO Advisory Services.


23